UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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DYNATRONICS CORPORATION
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DYNATRONICS CORPORATION
7030 Park Centre Drive
Cottonwood Heights, Utah 84121
(801) 568-7000
October 24, 2017
Dear Shareholder:
You are cordially invited to attend the 2017 Annual Meeting of Shareholders of Dynatronics Corporation that will be held on Wednesday, November 29, 2017, at 3:00 p.m. Mountain Time, at our corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah.
Details of the business to be conducted at the meeting are contained in the accompanying Notice of Annual Meeting and the Proxy Statement.
We will be mailing a Proxy Statement and voting materials to shareholders on or about October 24, 2017. Those materials include instructions on how you may vote your shares over the Internet, by mail, by telephone or in person. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Every vote is important. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone or by mailing the completed Proxy Card. Voting by any of these methods will ensure your vote is represented at the Annual Meeting.
We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

Cottonwood Heights, Utah

YOUR VOTE IS IMPORTANT
In order to ensure your representation at the Annual Meeting, you may submit your proxy and voting instructions via the Internet, by telephone or by mail by completing, signing and dating the Proxy Card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please refer to the section entitled "Voting via the Internet, by Telephone or by Mail" on page 3 of the Proxy Statement for a description of these voting methods. If your shares are held by a bank, brokerage firm or other holder of record (your record holder) and you have not given your record holder instructions to do so, your record holder will NOT be able to vote your shares with respect to any matter other than ratification of the appointment of Dynatronics' independent registered public accounting firm. We strongly encourage you to vote.

DYNATRONICS CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held November 29, 2017
TO OUR SHAREHOLDERS:
The 2017 Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation (the "Company"), will be held at our corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah, on Wednesday, November 29, 2017, at 3:00 p.m. Mountain Time for the following purposes, all as more fully described in the accompanying Proxy Statement:
1.	To elect three directors to hold office until the next annual meeting of the Company's shareholders or until their respective successors have been elected or appointed and qualified;

2.	To ratify on an advisory basis the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2018;

3.
To approve, for purposes of complying with NASDAQ Listing Rule 5635, the issuance of shares of our common stock (or securities convertible into or exercisable for common stock) representing more than 19.99% of the outstanding common stock or voting power of the Company, including the issuance of common stock upon conversion of the Company's Series C Non-Voting Convertible Preferred Stock and Series D Non-Voting Convertible Preferred Stock and the exercise of warrants, issued in connection with the acquisition of Bird & Cronin, Inc.; and

4.	To transact such other business that properly comes before the Annual Meeting or any adjournment or postponements thereof.

These items of business are more fully described in the Proxy Statement. The Record Date for determining those shareholders who are entitled to receive notice of, attend, and vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting is October 16, 2017. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at the address listed above.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone or by mailing a completed Proxy Card to the Company. For detailed information regarding voting instructions, please refer to the section entitled "Voting via the Internet, by Telephone or by Mail" on page 3 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

Cottonwood Heights, Utah
October 24, 2017

DYNATRONICS CORPORATION
PROXY STATEMENT FOR
2017 ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 29, 2017
This Proxy Statement contains information regarding the 2017 Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation ("Dynatronics" or the "Company"), to be held at 3:00 p.m. Mountain Time on Wednesday, November 29, 2017, at our corporate headquarters, 7030 Park Centre Drive, Cottonwood Heights, Utah and at any postponements or adjournments thereof. These proxy materials were first being sent or made available to our shareholders on or about October 24, 2017.
PURPOSE OF MEETING
The business of the 2017 Annual Meeting will be to:
•
Elect three members of our board of directors ("Board of Directors" or "Board") to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified ("Proposal No. 1");

•	Ratify the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018 ("Proposal No. 2");

•
Approve, for purposes of complying with NASDAQ Listing Rule 5635(a), which requires shareholder approval prior to the issuance of securities in connection with an acquisition of the stock or assets of another company where the total number of shares of common stock to be issued is or will be equal to or in excess of 20% of the total number of shares of common stock outstanding before the issuance of the stock or securities ("Proposal No. 3"); and

•	Act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Recommendations of the Board of Directors
The Board of Directors recommends that you vote:
•	FOR each of the nominees of the Board of Directors;

•	FOR the ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for fiscal year 2017; and

•	FOR approval of Proposal No. 3.

ADDITIONAL INFORMATION ABOUT THE MEETING
Date, Time and Place
The Board of Directors has called our 2017 Annual Meeting to be held at the Company's Corporate Headquarters, 7030 Park Centre Drive, Cottonwood Heights, Utah, at 3:00 p.m. (Mountain Standard Time) on Wednesday, November 29, 2017. Registration for shareholders will begin at 2:30 p.m. at that location.
Solicitation of Proxies and Proxy Materials
Our Board of Directors is soliciting your vote for the Annual Meeting. We invite you to the Annual Meeting and request that you vote on the election of directors and other proposals described in this Proxy Statement. Regardless of whether you intend to attend the Annual Meeting, we ask that you complete your Proxy Card or Voting Instruction Card, as the case may be, or otherwise vote electronically as described in the Proxy Statement. The Board has made information available to you in conjunction with our Annual Meeting, including the Letter to Shareholders, Notice of Annual Meeting, this Proxy Statement, Proxy Card and our Annual Report on Form 10-K. We will furnish a copy of an exhibit to the Annual Report to a shareholder upon written request to us and payment of a fee to cover our expenses in furnishing that exhibit.

Record Date
The Board has chosen the close of business on October 16, 2017, as the record date for our 2017 Annual Meeting ("Record Date"). All shareholders who own shares of Company common stock, no par value ("Common Stock") or our Series A 8% Convertible Preferred Stock ("Series A Preferred Stock") or Series B Convertible Preferred Stock ("Series B Preferred Stock") as of the Record Date may attend and vote at our Annual Meeting.
Shareholders of Record and Beneficial Owners
A shareholder may hold shares through a broker, bank or other nominee rather than directly in the shareholder's own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
•
Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Interwest Transfer Co, Inc. ("Interwest"), you are considered the shareholder of record with respect to those shares and these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to us, to vote electronically or to vote in person at our Annual Meeting.

•
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in "street name," and the proxy materials are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend our Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at our Annual Meeting, unless you request, complete and deliver a legal proxy from your broker, bank or nominee. Your broker, bank or nominee will provide you a voting instruction card for use in directing them as to how to vote your shares.

Voting Rights
Only shareholders of record of Dynatronics Common Stock, Series A Preferred Stock, and Series B Preferred Stock on the Record Date will be entitled to receive notice of, attend, and vote at the Annual Meeting. Each holder of record of Common Stock will be entitled to one vote for each share of Common Stock held on the Record Date. Holders of record of shares of Series A Preferred Stock and Series B Preferred Stock vote on an as-converted basis, one vote for each share of Common Stock issuable upon an assumed conversion of the preferred stock; provided, however, that the voting rights of some holders of the preferred stock may be subject to limitations pursuant to a rule of The NASDAQ Stock Market ("NASDAQ") referred to as the "Voting Cutback." The Voting Cutback limits the number of "as-if-converted common shares" that may be voted by a shareholder to the number of shares of Common Stock issuable upon conversion of the preferred stock held by such holder that exceeds the quotient of (x) the aggregate purchase price paid by such holder of preferred stock for its preferred stock, divided by (y) the greater of (i) $2.50 and (ii) the market price of the Common Stock on the trading day immediately prior to the date of issuance of such holder's preferred stock.
The total number of shares of issued and outstanding Common Stock (including as-converted Series A Preferred Stock and Series B Preferred Stock) as of the Record Date entitled to vote at the Annual Meeting is 7,808,926 shares (after taking into consideration the Voting Cutback). This number includes 4,823,694 shares of Common Stock, 2,000,000 shares of Series A Preferred Stock (1,636,130 voting power after applicable Voting Cutback), and 1,484,000 shares of Series B Preferred Stock (1,349,091 voting power after applicable Voting Cutback). The Series C Preferred Stock and the Series D Preferred Stock are non-voting stock and are not entitled to vote at the Annual Meeting.
Admission to Meeting
You are entitled to attend the Annual Meeting and vote on the proposals presented at the Annual Meeting if you were a shareholder of record or a beneficial owner of our Common Stock, Series A Preferred Stock, or Series B Preferred Stock as of October 16, 2017, the Record Date, or you hold a valid legal proxy for the Annual Meeting. If you attend the Annual Meeting, you may be asked to present valid picture identification, such as a driver's license or passport, for admission to the Annual Meeting. In addition, if your shares are registered in the name of a bank, brokerage firm or other holder of record (your record holder), you may be asked to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement or voting instruction form provided by your record holder, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the Annual Meeting.

Registration will begin at 2:30 p.m. Mountain Time on the date of the Annual Meeting. If you do not provide picture identification and comply with the other procedures outlined above, you may not be admitted to the Annual Meeting. We recommend that you arrive early to ensure that you are seated by the commencement of the Annual Meeting.
Quorum
A quorum is the minimum number of shares that must be present at the Annual Meeting to conduct business. The presence at the Annual Meeting, in person or by proxy, of the holders of at least 3,904,464 shares of Common Stock (including the Series A Preferred Stock and Series B Preferred Stock on an as-converted basis, subject, as the case may be, to the Voting Cutback) entitled to vote at the meeting will constitute a quorum. In general, shares represented by a properly signed and returned Proxy Card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum. Abstentions will be counted as "represented" for the purpose of determining the presence or absence of a quorum, but will not be counted for any other purpose. Inasmuch as street name holders have discretionary voting rights with respect to Proposal No. 2, ratification of the appointment of our independent registered public accounting firm, broker non-votes (as explained below) will also be counted as "represented" for the purpose of determining the presence or absence of a quorum for all purposes of the Annual Meeting.
Voting via the Internet, by Telephone or by Mail
Holders of shares of Dynatronics Common Stock whose shares are registered in their own name with Dynatronics' transfer agent, Interwest, are record holders. As an alternative to voting in person at the Annual Meeting, record holders may vote via the Internet, by telephone or by mailing a completed Proxy Card.
Instructions for voting via the Internet, telephone or by mail are set forth on the Proxy Card. If you are a shareholder who elects to vote by mail, you should sign and mail the Proxy Card in the addressed, postage paid envelope that was enclosed with the proxy materials, and your shares will be voted at the Annual Meeting in the manner you direct. In the event that you return a signed Proxy Card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1); FOR the ratification of the appointment of Tanner LLC as Dynatronics' independent registered public accounting firm for the fiscal year ended June 30, 2018 (Proposal No. 2); FOR approval of the issuance of shares of our common stock (or securities convertible into or exercisable for common stock) representing more than 19.99% of the outstanding common stock or voting power of the Company in connection with the acquisition of Bird & Cronin, Inc. ("Bird & Cronin") as described in this Proxy Statement (Proposal No. 3); and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Dynatronics shareholders whose shares are not registered in their own name with Interwest are beneficial holders of shares held in street name. Such shares may be held in an account at a bank or at a brokerage firm (your record holder). As the beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or by telephone. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from your record holder giving you the right to vote such shares in person at the Annual Meeting.
Revocation of Proxies
You may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Corporate Secretary at the Company's principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the Annual Meeting if you obtain a legal proxy as described under "Admission to Meeting" above.

Vote Required
In the election of directors, a nominee who receives a plurality of the votes cast at the Annual Meeting will be elected as a director. The "plurality" standard means the three nominees who receive the largest number of "FOR" votes will be elected. The number of shares not voted for the election of a nominee are not counted and will not affect the determination of whether that nominee has received the necessary votes for election under Utah law. Votes that are withheld will not be included in the vote tally for the election of directors. Shareholders may not cumulate votes in the election of directors.
If a quorum is present, each of the other proposals will be approved if the votes cast for the proposal exceed the votes cast against it.
Voting of Proxies
Your shares will be voted as you direct on your Proxy Card. If you do not specify on your Proxy Card how you want to vote your shares, we will vote signed returned proxies FOR each nominee for director, FOR Proposal No. 2, and FOR Proposal No. 3. We do not know of any other business that may be presented at the meeting. If a proposal other than those listed in the Notice is presented at the Annual Meeting, your proxy authorizes the persons named in the proxy to vote your shares on such matters in their discretion.
Broker Non-votes
A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal, except for Proposal No. 2, because that broker or other holder of record does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Brokers do not have authority to vote on matters considered to be non-routine unless they have received instructions from the beneficial owners of the shares. If the broker returns a valid proxy without marking a vote or abstaining, the shares represented by the proxy will be counted in determining whether a quorum is present.
Counting the Votes
Votes will be tabulated through a vendor selected by the Company to establish the platform for Internet voting. Proxy Cards and other evidences of voting are to be reviewed by an independent inspector of election, retained by the Company for the Annual Meeting, for compliance with instructions adopted by our Board for voting in the context of that meeting. Separate counts of "FOR," "AGAINST" and "ABSTAIN" on votes on any proposal are to be made along with separate counts of broker non-votes. Abstentions will be counted for the purpose of determining whether a quorum is present, but will not be counted towards an affirmative vote total for and will have the effect of a vote against a proposal at our Annual Meeting. Broker non-votes will be counted for the purpose of determining whether a quorum is present, but will otherwise be excluded from the tallies.
Announcing the Results
Voting results will be announced at our Annual Meeting. Also, the results will be included in our current report on Form 8-K filed with the United States Securities & Exchange Commission ("Commission") subsequent to the Annual Meeting. Furthermore, we will post the results on our website at www.dynatronics.com. After the Form 8-K is filed, you may obtain a copy by visiting our website.
PROXY SOLICITATION AND COSTS
We are soliciting proxies from our shareholders for use by our Board of Directors at our Annual Meeting. The Company will pay the cost of solicitation of proxies from our shareholders, including preparation, assembly, printing and mailing of this Proxy Statement and the Proxy Cards. Solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others. We may reimburse persons representing beneficial owners of our Common Stock for their costs of providing solicitation materials to beneficial owners. In addition to solicitation by use of the mail, proxies may be solicited by our management (including our Board of Directors, officers and employees), in person or by telephone, electronic mail, or other means of communication. No additional compensation for soliciting proxies will be paid to Company management or employees for such services.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board of Directors has six directors. Three of the directors are standing for re-election at the Annual Meeting. The names of the nominees for director and their current positions with Dynatronics are set forth in the table below. The proxy holders intend to vote all proxies received by them "FOR" the nominees listed below unless otherwise instructed. Each of the nominees has been nominated for election by the Board of Directors upon recommendation by the Nominating and Governance Committee of the Board of Directors ("Nominating Committee") and each has indicated his intention to stand for election.
Business Experience and Qualifications of Nominees
Kelvyn H. Cullimore, Jr. Chairman, Chief Executive Officer and President Age 61 Director since 1983
Mr. Cullimore has been our Chairman since January 2005 and President and Chief Executive Officer since 1992. He served as our Secretary/Treasurer from 1983 to 1992 and as Administrative Vice President from 1988 to 1992. Mr. Cullimore graduated cum laude from Brigham Young University in 1980 with a Bachelor's degree in Financial and Estate Planning. Mr. Cullimore was Executive Vice President and a director of our former parent company and was previously on the board of directors of a printing company, lumber company, theater and restaurant company, and travel agency. He is the Mayor of Cottonwood Heights, Utah, a suburb of Salt Lake City, where the Company corporate headquarters are located. Based on his experience in management and his long association with and effective leadership of the Company, the Nominating Committee believes Mr. Cullimore is well qualified to serve on our Board.

Scott A. Klosterman Director Age 59 Director since 2016
Mr. Klosterman is Chief Financial Officer at HNI Healthcare since May 2017, where he previously served as Executive Vice President of Financial Operations (2016-2017). From 2010 to 2015, he was Vice President and General Manager, Post-Operative Products and Services at Hanger, Inc., a leading provider of prosthetic, orthotic, and therapeutic solutions. From 2009 to 2010, he was an executive consultant, providing consulting services to healthcare businesses, advising on product development and new product launches. He was Division President of Chattanooga Group from 2003 to 2008, where he previously served as Chief Operating Officer (1997-2003) and Chief Financial Officer, Secretary, and Treasurer (1994 -1997). Mr. Klosterman has an MBA from Baylor University and a BS in Accounting (with highest honors) from the University of Delaware. Based on Mr. Klosterman's extensive experience in the medical industry, the Nominating Committee believes that he is well qualified to serve on our Board.

R. Scott Ward, Ph.D. Director Age 61 Director since 2013
Dr. Ward serves as the chairman of the Department of Physical Therapy at the University of Utah. He is the past president of the American Physical Therapy Association, a position he held from 2006 to 2012. In addition, Dr. Ward served as chair of the rehabilitation committee of the American Burn Association. He has published extensive research studies related to wound care and burn rehabilitation. Dr. Ward received a Bachelor of Arts degree in Physical Therapy and a Doctor of Philosophy degree in Physiology from the University of Utah. Based on Dr. Ward's prominence in his field, and his extensive experience and expertise in physical therapy, the Nominating Committee believes that Dr. Ward is well qualified to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

EXECUTIVE OFFICERS, CORPORATE GOVERNANCE
Directors
The remaining three members of the Board are "Preferred Directors," as discussed below. Except for the Preferred Directors, directors are elected at the annual meeting of shareholders and serve until the earlier of resignation or removal, or until their successors are elected and qualified. Information about nominees for director to be voted upon at the Annual Meeting is contained above. Attendance at the Annual Meeting is encouraged, but not required of our directors, given travel and other commitments. None of our directors attended the 2016 Annual Meeting of Shareholders. Additional information about our other directors and executive officers follows.
Preferred Directors
Under our Bylaws, our Board can include up to seven members. The Certificate of Designations, Preferences and Rights of the Series A Preferred Stock grants to the holders of the Series A Preferred Stock certain rights ("Director Rights") to appoint up to three members of the Board (the Preferred Directors) for as long as the original Series A Preferred Stock investors own or would beneficially own at least 28.6% of Dynatronics' Common Stock either directly or indirectly (the "Director Rights Period"), but excluding any shares of Common Stock issuable upon the exercise of the warrants held by such investors (the "Threshold Ownership Percentage"). In compliance with NASDAQ Rule 5640, the number of Preferred Directors is to be reduced pro rata with any reduction in ownership by the preferred investors below the Threshold Ownership Percentage, so that the number of Preferred Directors is approximately equal to the preferred investors' direct or indirect ownership of Dynatronics Common Stock. The Director Rights may be exercised at the discretion of certain affiliates of Prettybrook Partners, LLC, a private investment firm (collectively, "Prettybrook") for as long as Prettybrook owns at least 50% of the outstanding Series A Preferred Stock.
Notwithstanding anything set forth above, the holders of the Series A Preferred Stock do not have any rights to elect Preferred Directors unless they own or would beneficially own at least 10% of Dynatronics' Common Stock either directly or indirectly, through ownership of Common Stock or Series A Preferred Stock convertible into Common Stock, but excluding any warrants to purchase Common Stock. Common Stock of the Company has no voting, nomination, election or other rights with respect to the Preferred Directors. Each Preferred Director serves as a member of the Board during the Director Rights Period or until his or her successor is appointed by the holders of the Series A Preferred Stock.
In accordance with the terms set forth above, the holders of the Series A Preferred Stock have previously appointed Erin S. Enright, David B. Holtz and Brian M. Larkin to the Board as Preferred Directors. The business experience and other qualifications of these Preferred Directors are as follows:
Erin S. Enright. Ms. Enright, 56, is a Managing Member of Prettybrook and a general partner and member of the Board of Tigerlabs, a Princeton-based business accelerator. She was the President of Lee Medical, a medical device manufacturer based in Plainsboro, New Jersey, from 2004-13. She served on the Board of Directors and the Audit Committee of Biolase, Inc. (NASDAQ: BIOL) during 2013, and from 2010 to 2015 served on the Board of Directors of Ceelite Technologies, LLC. She was Chief Financial Officer of InfuSystem, Inc. from 2005 to 2007. From 1993 to 2003, Ms. Enright was with Citigroup, most recently as a Managing Director in its Equity Capital Markets group. While at Citigroup, Ms. Enright was Chairperson of the firm's Institutional Investors' Committee, responsible for screening and approving the firm's participation in equity underwritings and a member of the Citigroup Global Equity Commitment Committee, responsible for reviewing and approving the firm's underwritings. From 1989 until 1993, Ms. Enright was an attorney with Wachtell, Lipton, Rosen & Katz in the firm's New York office. Ms. Enright received her A.B. from the Woodrow Wilson School of Public and International Affairs at Princeton University and J.D. from the University of Chicago Law School.
David B. Holtz. Mr. Holtz, 51, has been a principal of Provco Group Ltd., a preferred shareholder of Dynatronics, since 2012. He serves as part of Provco's executive management group responsible for managing investment portfolios and the accounting function. From 2011 to 2012, Mr. Holtz was executive manager of Grey Street Holdings, a property investment holding company. From 2008 to 2010, he served as Chief Financial Officer and then Interim President of Nucryst Pharmaceuticals Corp. From 1993 to 2006, Mr. Holtz worked at Integra LifeSciences Holdings Corporation (NASDAQ:IART) in various capacities including Vice President, Finance and Treasurer, and Senior Vice President, Finance and Treasurer. Before joining Integra, Mr. Holtz was an associate with Coopers & Lybrand, L.L.P. in Philadelphia and Cono Leasing Corporation, a private leasing company. He received a BS degree in Business Administration from Susquehanna University and was a certified public accountant in Pennsylvania until 1998.

Brian M. Larkin. Mr. Larkin, 48, currently serves as the Vice President and General Manager of the Diabetes Care business at Becton, Dickinson and Company (NYSE:BDX), where he has worked since May 2017. From May 2015 to May 2017, he served as Senior Vice President and General Manager for the LifeCell Regenerative Medicine business at Acelity L.P., Inc. Prior to joining Acelity, Mr. Larkin was Corporate Vice President of Integra LifeSciences Holdings Corporation, where he served as President of the Global Spine and Orthobiologics businesses, and Head of Strategic Development. His responsibilities included executive oversight and leadership of Integra's worldwide Spine and Orthobiologics businesses, in addition to executive oversight of several of Integra's corporate functions, including corporate marketing and strategic planning. Mr. Larkin joined Integra in January 2000, as a Regional Sales Manager. He was promoted to National Sales Manager in 2003, Vice President, North American Sales in 2005, and President of Integra's Neurosurgery business in 2007. In 2010, he was appointed President, Global Spine & Orthobiologics, and Head of Strategic Development. Mr. Larkin has over 25 years of sales, marketing, and executive management experience in the medical technology industry. Prior to joining Integra, he was the National Sales Manager for Connell Neurosurgical. Mr. Larkin received a B.S. degree in Chemistry from the University of Richmond and completed the Advanced Management Program at Harvard Business School.
In addition to the Director Rights, the holders of the Series A Preferred Stock have the right to appoint one observer (who is not a Preferred Director) who may attend any meetings of the Board of Directors and participate in discussions among the Board members, but who does not have any voting rights on any matters. So long as Prettybrook owns at least 50% of the outstanding Series A Preferred Stock, Prettybrook has the right to choose this observer and has appointed Stuart M. Essig as the observer to the Board. Mr. Essig is a shareholder of the Company and is the husband of Ms. Enright, one of the Company's Preferred Directors. Mr. Essig is also a Managing Member of Prettybrook.
Independence
Upon recommendation of the Nominating Committee, the Board of Directors has affirmatively determined that all directors other than Mr. Cullimore are independent under the criteria established by NASDAQ for director independence. All members of the Company's Audit, Compensation, and Nominating committees are independent directors. In addition, the Board of Directors has determined that the members of the Compensation Committee meet the additional independence criteria required under NASDAQ Listing Rule 5605(a)(2) and that each member of the Audit Committee of the Board of Directors ("Audit Committee"): (i) is independent, (ii) meets the financial literacy requirements of the NASDAQ Rules, and (iii) meets the enhanced independence standards under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
Board Committees
Our Board of Directors has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Governance Committee.
Compensation Committee
The Compensation Committee of the Board of Directors ("Compensation Committee") is responsible for reviewing and approving, where required, the compensation, as well as evaluating the performance, of our principal executive officer and other executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees. Each member of the Compensation Committee is an "independent director" as defined by the federal securities laws and in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market. The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company. In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes option or other equity-based awards to those individuals. Additionally, the Compensation Committee administers our stock plans. The Compensation Committee has a written charter, a copy of which is available on our corporate Web site, www.dynatronics.com, under "Investors, Corporate Governance, Governance Documents." A copy of this charter is included with this Proxy Statement as Attachment A.
The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during fiscal year 2017. As of the date of this Proxy Statement, the following independent directors are members of the Compensation Committee: Scott A. Klosterman, (Chair), Erin S. Enright, Brian M. Larkin and R. Scott Ward. Mr. Larkin was appointed to the Committee in March 2017. The Compensation Committee held two meetings during fiscal year 2017. All committee members attended at least 75% of these meetings.

Audit Committee
The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Exchange Act, is comprised of the following independent directors: David B. Holtz (Chair), Erin S. Enright, and Scott A. Klosterman. Mr. Holtz and Mr. Klosterman were appointed to the committee in February 2016. The NASDAQ corporate governance listing standards require that at least one member of our Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background which results in the individual's "financial sophistication." This financial sophistication may derive from the person being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our Board believes that Ms. Enright and Messrs. Holtz and Klosterman, are audit committee financial experts ("Audit Committee Financial Experts") and also meet the NASDAQ requirements for financial sophistication. Our Board further believes that each of them is an independent director as the term is defined in the NASDAQ Stock Market corporate listing standards (to which the Company is subject), i.e., an individual other than one of our executive officers or employees or any other individual having a relationship which in the opinion of our Board would interfere in carrying out the responsibilities of a director. Under the Commission's rules, an Audit Committee Financial Expert is defined as a person who has all of the following attributes:
•	Understanding of accounting principles generally accepted in the United States of America ("GAAP") and financial statements.

•	Ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves.

•
Experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities.

•	Understanding of internal control over financial reporting.

•	Understanding of audit committee functions.

The Audit Committee is concerned primarily with the integrity of our financial statements, the independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements. The Audit Committee operates under a written charter approved by the Board of Directors and the Audit Committee that reflects standards and requirements adopted by the Commission and NASDAQ. The Audit Committee Charter was filed with the Commission as an exhibit to our proxy statement filed October 31, 2001, as amended is included with this Proxy Statement as Attachment B, and is posted on our website, www.dynatronics.com, under "Investors, Investor Relations, Corporate Governance, Governance Documents." The Audit Committee held five meetings during fiscal year 2017. Each member of the Audit Committee attended at least 75% of the Audit Committee's meetings.
As indicated in its charter, the Audit Committee's duties include selecting and engaging our independent registered public accounting firm; reviewing the scope of the audit to be conducted by our independent registered public accounting firm; overseeing our independent registered public accounting firm and reviewing the results of its audit; reviewing our financial reporting processes, including the accounting principles and practices followed and the financial information provided to shareholders and others; overseeing our internal controls over financial reporting and disclosure controls and procedures; and serving as our legal compliance committee.
Nominating and Governance Committee
The Nominating Committee is responsible for overseeing, reviewing and making periodic recommendations concerning Dynatronics' corporate governance policies, and for recommending to the full Board of Directors candidates for election to the Board of Directors. The committee is comprised of the following directors: Erin S. Enright (Chair), David B. Holtz, Brian M. Larkin and Scott A. Klosterman. Mr. Larkin was appointed to this Committee in March 2017. Each member of this committee is an independent director under applicable NASDAQ listing standards. The Nominating Committee members individually discussed Committee topics during the year. All members were present and participated in the Board meetings on October 31, 2016, March 6, 2017 and June 9, 2017. At these meetings, Committee members discussed and reported to the Board on a new initiative during fiscal year 2017 to conduct Board and executive management reviews (October 2016), the format for the Board reviews to be conducted during the fiscal fourth quarter of fiscal year 2017, and a plan to conduct executive management reviews during either fiscal fourth quarter 2017 or the fiscal first quarter 2018 (March 2017), and a summary of the Board review results and policy for Form 4 filings (June 2017). Action taken by the Committee is memorialized in minutes of the full Board.

Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Board of Directors is composed of a diverse group of leaders in their respective fields. The Board of Directors encourages selection of directors who will contribute to Dynatronics' corporate governance, including: responsibility to its shareholders, technology leadership, effective execution, high customer satisfaction and superior employee working environment. The Nominating Committee from time to time reviews the appropriate skills and characteristics required of Board members, including factors that it seeks in Board members such as diversity of business experience, viewpoints and personal background, and diversity of skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Nominating Committee considers these factors in light of the specific needs of the Board of Directors at that time. The brief biographical description of each nominee set forth in the "Business Experience and Qualifications of Nominees" above includes the primary individual experience, qualifications, attributes and skills of each of our directors nominated for election at this Annual Meeting that led to the conclusion that each director should serve as a member of the Board of Directors at this time.
Shareholders may recommend a director nominee to Dynatronics' Nominating Committee. In recommending candidates for election to the Board of Directors, the Nominating Committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The Nominating Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating Committee would recommend the candidate for consideration by the full Board of Directors. The Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
To recommend a prospective nominee for the Nominating Committee's consideration, submit the candidate's name and qualifications to Dynatronics in writing to the following address: Dynatronics Corporation, Attn: Jim Ogilvie, Vice President of Business Development, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121. When submitting candidates for nomination to be elected at Dynatronics' annual meeting of shareholders, shareholders must also follow the notice procedures and provide the information required by Dynatronics' bylaws. In particular, for the Nominating Committee to consider a candidate recommended by a shareholder for nomination at the 2018 Annual Meeting of Shareholders, the recommendation must be delivered or mailed to and received by the Company as indicated above between July 2, 2018 and August 1, 2018 (or, if the 2018 Annual Meeting is not held within 30 calendar days of the anniversary of the date of the 2017 Annual Meeting, within 10 calendar days after Dynatronics' public announcement of the date of the 2018 Annual Meeting). The recommendation must include the same information as is specified in Dynatronics' bylaws for shareholder nominees to be considered at an annual meeting, including the following:
•	The shareholder's name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•	The shareholder's reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•	A description of any arrangements or understandings between the shareholder, the nominee and any other person regarding the nomination; and

•
Information regarding the nominee that would be required to be included in Dynatronics' proxy statement by the Commission rules, including the nominee's age, business experience for the past five years and any directorships held by the nominee, including directorships held during the past five years.

Meetings of the Board of Directors
There were five meetings of the Board of Directors held during fiscal year 2017. No director attended fewer than 75% of these meetings.

Executive Sessions of Independent Directors
During the year ended June 30, 2017, the independent directors met four times in executive session.
Board Leadership Structure and Role in Risk Oversight
Kelvyn H. Cullimore, Jr. serves as the Chairman of our Board of Directors and as our Chief Executive Officer. We do not have a formal policy with respect to separation of the offices of chairman of the board and chief executive officer, and the Board of Directors believes that flexibility in appointing the Chairman and Chief Executive Officer allows the Board of Directors to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders.
The Board of Directors believes that the traditional practice of combining the roles of Chairman of the Board and Chief Executive Officer currently provides the preferred form of leadership for the Company. Given Mr. Cullimore's long tenure and vast experience with the Company and our industry, the tremendous respect which he has earned from employees, business partners and shareholders, as well as other members of the medical device manufacturers industry, and his proven leadership skills, the Board of Directors believes the best interests of our shareholders are met by Mr. Cullimore's continued service in both capacities. The Board of Directors also believes that Mr. Cullimore's performance of both responsibilities encourages clear accountability and effective decision-making, and provides strong leadership for our employees and other stakeholders.
Given the experience and qualifications our directors contribute to the Board's activities, we have implemented a number of practices designed to encourage effective corporate governance. These practices include:
•	the requirement that at least a majority of the directors meet the standards of independence applicable to the Company;

•
executive sessions of the independent members of the Board of Directors and committee meetings which include individual sessions with representatives of the Company's independent registered public accounting firm, as well as the CFO and CEO; and

•	completion of "360" performance evaluations of each Board members by the other members of the Board of Directors.
Our management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting us and our business. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks. The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board of Directors. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board of Directors oversee risk management related to corporate governance practices and executive compensation plans and arrangements. These specific risk categories and our risk management practices are reviewed by the entire Board of Directors in the ordinary course of regular Board meetings.
Communications with the Board of Directors
Shareholders may communicate directly with our Board of Directors by writing to them at "Board of Directors, c/o Jim Ogilvie, Vice President of Business Development, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121." All communications received in this manner will be opened for the sole purpose of determining whether the contents represent a message to our directors, after which they will be forwarded to the director or directors to whom addressed, except for communications that are (1) advertisements, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors, (2) solely related to complaints with respect to ordinary course of business, customer service and satisfaction issues, or (3) clearly unrelated to our business, industry, management, Board of Directors, or related committee matters.

Code of Conduct and Ethics
We have established a Code of Business Ethics that applies to our officers, directors and employees. The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a "code of ethics" within the meaning of the Exchange Act and as a "code of business conduct and ethics" within the meaning of the NASDAQ Rules.
All of our directors, officers and employees must act in accordance with our Code of Business Ethics. Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics. In addition, our Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
The Code of Business Ethics is available on our website at www.dynatronics.com, in the "Investors, Corporate Policies" section. A copy may also be obtained by writing to the Vice President of Business Development, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.
DIRECTOR COMPENSATION
During fiscal year 2017, each non-employee director was paid annual equity compensation having a fair value of $15,000, plus $2,000 for service on the Audit Committee, $1,000 for service on the Compensation Committee and $1,000 for service on the Nominating Committee. Committee chairs were paid $1,000 for service as chair. No additional compensation was paid to members of the Board of Directors who were also employed by the Company as executive officers for their service as directors. The following table summarizes the total compensation paid by us during the fiscal year ended June 30, 2017, to our non-employee directors.
Director Compensation Fiscal Year 2017 (1)
	Stock awards	Total
Name	($)	($)
(a)	(c)	(h)

Erin S. Enright	$20,000	$20,000
David B. Holtz	$19,000	$19,000
Scott A. Klosterman	$19,000	$19,000
Brian M. Larkin	$17,000	$17,000
R. Scott Ward, PhD	$17,000	$17,000

(1)
Columns (b) and (d) through (g) are omitted from this table as no items of compensation referenced in those columns were paid to the directors during the period covered by the table. Total compensation paid to Mr. Cullimore, our Chief Executive Officers and Chairman, who also served as a director during fiscal year 2017, is detailed in the Summary Compensation Table under "Executive Compensation" on page 13 of this Proxy Statement. Executive officers serving as directors received no additional compensation for service as directors during fiscal year 2017.

Fiscal Year 2018 Director Compensation
 In fiscal year 2018, each non-employee director will be paid an annual cash retainer of $15,000 and equity compensation under our 2015 Equity Incentive Award Plan consisting of 10,000 shares of Common Stock. Committee chairs will receive an additional cash payment of $10,000 for service as the chairs of the respective Board committees.
 Family Relationships

None of the directors or executive officers is related to any other director or executive officer of the Company by blood, marriage or adoption.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers as of the date of this Proxy Statement. Similar information regarding Mr. Cullimore, who is also a member of our Board of Directors, may be found on page 5, above.
		Officer	Position
Name	Age	Since	with Company
Kelvyn H. Cullimore, Jr.	61	1983	President and CEO
David A. Wirthlin	56	2016	Chief Financial Officer and Secretary
James N. Ogilvie	31	2016	Vice President of Business Development
Cynthia L. McHenry	58	2017	Vice President of Operations
Bryan D. Alsop	55	2011	Vice President of Information Systems
T. Jeff Gephart	56	2016	Senior Vice President of Sales
Douglas G. Sampson	63	2009	Vice President of R&D, Quality and Regulatory
Kelvyn H. Cullimore, Jr., is our President and Chief Executive Officer. Information regarding Mr. Cullimore's business and education background and experience is included under the heading "Business Experience and Qualifications of Nominees" on page 5 of this Proxy Statement.
David A. Wirthlin joined Dynatronics and was appointed Chief Financial Officer in October 2016 and our Corporate Secretary in March 2017. He previously was with ArmorWorks Enterprises, LLC, a privately-held military armor technology company located in Arizona, where he served in several capacities. He served as Chief Financial Officer of ArmorWorks from June 2004 until January 2016, and was a consultant on a contract basis to ArmorWorks from January 2016 until his employment by Dynatronics. Mr. Wirthlin had previously served as Chief Financial Officer for Integrated Information Systems, Inc. and SkyMall, Inc., where he led the initial public offering process for each company and subsequently was directly responsible for all Commission related functions. He is a CPA in the State of Utah (inactive status) and worked in public accounting and consulting for seven years at Arthur Andersen LLP. Mr. Wirthlin holds an MBA from the University of Chicago and a BS in Accounting from the University of Utah.
James N. Ogilvie was appointed Vice President of Business Development in December of 2016; he joined us in August 2015, initially as Director of Business Development. Mr. Ogilvie had previously been with Evolent Health, Inc. (NYSE:EVH), a start-up where he developed strategic business cases for hospital systems. He started his career in the investment banking division of Robert W. Baird where he provided analytical support on equity offerings, mergers and acquisitions and other financial advisory services. Mr. Ogilvie graduated from Brigham Young University, School of Accountancy, receiving an MS and BS in Accounting. His is also a CPA.
Cynthia L. McHenry was appointed Vice President of Operations in March 2017. For nearly 20 years Ms. McHenry worked for St Jude Medical (now Abbott). She was their Sr. Director of Global Operations, Integration and Site Optimization from 2013 – 2015. Prior to that, she was Director of Product Development and Director of Engineering Operations and Services. Ms. McHenry earned her Master of Business Administration (MBA) degree from Claremont Graduate University, The Peter F. Drucker & Masatoshi Ito Graduate School of Management with additional certificates in Strategy and Leadership. Ms. McHenry received her BS in Business Management from the University of Redlands.
Bryan D. Alsop was named Vice President of Information Systems in 2016. From July 2011, he served as Vice President of Information Technology. He was a consultant to Dynatronics in early 2009 and joined the Company later that year as the Director of Information Technology. From 2000 to 2008, Mr. Alsop was director of information technology at Bear River Mutual Insurance, where he was responsible for all aspects of the IT department as a member of the executive management team. Previously, he worked for such companies as Aetna Healthcare, McKesson, ITT Defense, Evans & Sutherland, and Sony Pictures Entertainment. He received his Bachelor of Science degree in Computer Science in 1991 from California State University - Northridge.
T. Jeff Gephart was appointed Senior Vice President of Sales in March 2016. Mr. Gephart spent almost a decade as Vice President of Sales for Chattanooga Group, the Company's largest competitor, managing their extensive sales network. Subsequently, he worked as Director of Sales and Marketing in the US market for Zimmer MedizinSystems, a German manufacturer of rehabilitation products and, most recently, as Director of Sales and Marketing for Gebauer Corporation, where he supervised sales, marketing and customer service for their worldwide operations.
Douglas G. Sampson was appointed Vice President of Research & Development, Quality and Regulatory in March 2017, and was Vice President of Production and Research and Development from September 2009 to 2017. Prior to joining Dynatronics, Mr. Sampson worked for Philips for 29 years. His positions included executive and management responsibilities in various Philips subsidiaries in Asia and the United States. From 2002 to 2007, he was Country Manager and Managing Director of NXP Semiconductor, Philips Semiconductor Thailand, where he was primarily responsible for all aspects of the manufacturing and sales operations of that subsidiary. Most recently, from 2007 to 2008, he served as Vice President of Outsourced Manufacturing for Fairchild Semiconductors in Singapore. Mr. Sampson earned a Master of Business Administration degree from the University of New Mexico, Anderson School of Management. He also holds a Bachelor of Science degree in electronics engineering technology from Brigham Young University, and an Associate's Degree in electronics engineering technology from Brigham Young University Idaho (formerly Ricks College).

EXECUTIVE COMPENSATION
Employment Agreement and Potential Payments upon Termination or Change in Control
Effective May 1, 2015, we entered into an employment agreement with Kelvyn H. Cullimore, Jr., our Chairman, President and Chief Executive Officer. The agreement was approved by the Compensation Committee of the Board. The compensation package underlying this agreement includes: (1) a base salary of $200,000 per year; (2) an automobile allowance; (3) a discretionary annual bonus (as determined by the Compensation Committee); (4) restricted stock awards and/or stock options granted under our equity compensation plan, as amended and restated; and (5) other employee benefits that are standard in such agreements, including, by way of example, life and disability insurance, health insurance, and paid vacation. The agreement also contains a provision granting Mr. Cullimore a single lump-sum cash payment of $500,000 within 30 days following a change of control event occurring after May 1, 2015. The agreement defines a "change of control" as an event in which:
(a)
any person or group of persons together with its affiliates, but excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plans of the Company or (iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company);

(b)
 the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 1, 2015, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the agreement or whose appointment, election or nomination for election was previously so approved or recommended;

(c)
the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company, such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(d)
the shareholders of the Company approve a plan of complete liquidation or winding-up of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a change of control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, and a change of control shall not occur for purposes of the agreement as a result of any primary or secondary offering of Company Common Stock to the general public through a registration statement filed with the Commission.

In addition, notwithstanding the foregoing, to the extent that any payment under the agreement is payable solely upon or following the occurrence of a change of control and such payment is treated as "deferred compensation" for purposes of §409A of the Internal Revenue Code, no event that would not qualify as a "change in the ownership of the Company," a "change in the effective control of the Company," or a "change in the ownership of a substantial portion of the assets of the Company" as such terms are defined in §1.409A-3(i)(5) of the Treasury Regulations, shall be treated as a change of control under the agreement.
If a change of control occurs, Mr. Cullimore's stock options, stock awards, warrants and other similar rights granted to him prior to termination will immediately and entirely vest and will be immediately delivered to him without restriction or limitation of any kind (except for normal transfer restrictions required by law). In the event of termination prior to the expiration of the term of the agreement, we are also obligated to pay Mr. Cullimore a separation payment equal to 12 months' salary.
The agreement also provides that upon termination of employment we will transfer to Mr. Cullimore title, free and clear of all encumbrances, to either the Company-owned vehicle used by him at the time of termination, or a vehicle of substantially similar market value. The agreement terminates upon Mr. Cullimore's death or disability or upon termination of his employment for cause. The agreement also contains covenants against competition during the term of his employment and for eighteen months after the termination.
SUMMARY COMPENSATION TABLE
The following table summarizes information concerning the compensation awarded to, earned by or paid to, our Chief Executive Officer and the two most highly paid executive officers of the Company other than our Chief Executive Officer who were serving as executive officers as of June 30, 2017, and one former executive officer of the Company who was not serving as of such date (collectively, our "Named Executive Officers") for the periods indicated:
Name and Principal Position	Year ended June 30,	Salary ($)	Bonus / Severance ($)	All Other Compensation ($) (Note 1)	Total ($)
(a)	(b)	(c)	(d)	(i)	(j)
Kelvyn H. Cullimore, Jr.	2017	$200,000	$0	$31,202	$231,202
Chairman, President/CEO	2016	$200,000	$0	$28,106	$228,106

T. Jeff Gehpart	2017	$175,512	$19,732	$3,678	$198,922
Sr. VP Sales	2016	$50,769	$10,511	$1,221	$62,501

Bryan D. Alsop	2017	$135,000	$0	$13,883	$148,883
VP Information Systems	2016	$133,115	$0	$13,314	$146,429

(1)
For each of the individuals listed in the table above, amounts indicated under "All Other Compensation" (column (i)) include but are not limited to perquisites including the dollar value of insurance premiums paid with respect to health and dental insurance, use of Company paid automobile, and cellular phone. No single item included in this column exceeds $25,000 or 10% of the total in the category. Columns (e) through (h) are omitted from this table, as no compensation of the types referred to in those columns was paid to the Named Executive Officers during the periods indicated.

401(k) Plans
We maintain three 401(k) plans for our employees at Dynatronics Corporation (the "Dynatronics Plan") and our subsidiaries, Hausmann Enterprises, LLC (the "Hausmann Plan") and Bird & Cronin, LLC (the "Bird & Cronin Plan).

Dynatronics Plan. Under the Dynatronics Plan, employees who are 20 years of age or older and have completed at least one month of service with Dynatronics are eligible to participate. Eligible employees may contribute to the Dynatronics Plan in the form of salary deferrals of up to $18,000, the maximum allowable for calendar year 2017. Eligible employees who are over 50 years old may contribute an additional $6,000 in catchup contributions during calendar year 2017. We match annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year. Participants in the Dynatronics Plan are fully vested in their salary deferral contributions, and employer matching contributions vest at 20% per year after two years of service (100% vested after 6 years). Amounts deferred by Named Executive Officers in the Dynatronics Plan, along with the 25% matching contributions, are included under "All Other Compensation" in the "Summary Compensation Table".
Hausmann Plan. Under the Hausmann Plan, employees who are 21 years of age or older and have completed a year of service with more than 1,000 hours of service with Hausmann are eligible to participate. Eligible employees may contribute to the Hausmann Plan in the form of salary deferrals of up to $18,000, the maximum allowable for calendar year 2017. Eligible employees who are over 50 years old may contribute an additional $6,000 in catchup contributions during calendar year 2017. We match employee contributions at 50% of up to the first 6% of employee compensation. Participants in the Hausmann Plan are fully vested in their salary deferral contributions, and employer matching contributions vest 10% after one year with more than 1,000 hours of service and 20% each year thereafter (100% vested after 6 years with more than 1,000 hours of service).
Bird & Cronin Plan. Under the Bird & Cronin plan, employees who are 21 years of age or older and have completed six months of service with more than 500 hours of service with Bird & Cronin are eligible to participate. Eligible employees may contribute to the Bird & Cronin Plan in the form of salary deferrals of up to $18,000, the maximum allowable for calendar year 2017. Eligible employees who are over 50 years old may contribute an additional $6,000 in catchup contributions during calendar year 2017. We match employee contributions at 100% of up to the first 5% of employee compensation. Participants in the Bird & Cronin Plan are fully vested in their salary deferral contributions, and employer matching contributions vest 20% per year after two years of service with more than 1,000 hours of service (100% vested after 6 years with more than 1,000 hours of service).
Section 162(m) Treatment Regarding Performance-Based Equity Awards
Under Section 162(m) of the Internal Revenue Code, a public company is generally denied deductions for compensation paid to its chief executive officer and the next four most highly compensated executive officers to the extent the compensation for any such individual exceeds $1,000,000 for the taxable year. Our executive compensation programs are designed to preserve the deductibility of compensation payable to executive officers, although deductibility is just one among a number of factors considered in determining appropriate levels or types of compensation.
OUTSTANDING EQUITY AWARDS AS OF FISCAL YEAR-END 2017
The following table summarizes the outstanding equity awards held by our Named Executive Officers as of June 30, 2017:
		Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)
Kelvyn H. Cullimore, Jr.	10,000	$3.34	11/20/2025	102,000	$275,400

T. Jeff Gephart	3,750	$2.87	3/1/2026	11,250	$30,375

Bryan D. Alsop	5,000	$4.15	7/28/2019	0	$0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of October 16, 2017 (the "Table Date"), except as indicated in the footnotes below, for the following: (1) each person whom we know beneficially owns more than 5% of our Common Stock; (2) each of our directors and director nominees; (3) each of our Named Executive Officers; and (4) all of our executive officers and directors as a group. As of the Table Date, 4,823,694 shares of Common Stock were issued and outstanding. Unless otherwise indicated, the address of each beneficial owner listed in the table is c/o Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.
We have determined beneficial ownership in accordance with the rules of the Commission. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws. In computing the number of shares beneficially owned by each person or group as of the Table Date, we included shares of Common Stock that such person or group had the right to acquire on or within 60 days after the Table Date, including, but not limited to, shares issuable upon the exercise of options or warrants, conversion of preferred stock, or the vesting of restricted share awards that would vest or could settle on or within 60 days after the Table Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Principal Shareholders, Security Ownership of Holders of More than 5% of Voting Securities

Name of Beneficial Owner	Number of Shares		Percent of Class	Percent of Voting
Stuart M. Essig	3,285,294	(1)	42.8%	17.3%
174 Nassau Street #320
Princeton, NJ 08542

Stuart M. Essig 2007 Family Trust	637,474	(2)	11.8%	3.5%
174 Nassau Street #320
Princeton, NJ 08542

Provco Ventures I LP	1,996,944	(3)	30.6%	11.0%
795 E. Lancaster Ave. Suite 200
Villanova, PA 19085

Brian Baker	255,607	(4)	5.0%	1.2%
25251 Nueva Vista
Laguna Niguel, CA 92677

John Henneman and Keryl Rowden	255,607	(5)	5.0%	1.2%
c/o NewLink Genetics
2700 Via Fortuna Drive
Terrace II Suite 100
Austin, TX 78746

David H. Hausmann	318,941	(6)	6.3%	2.3%
71 Briarwood Avenue
Norwood, NJ 07648

Armistice Capital, LLC	1,771,891	(7)	29.2%	12.5%
c/o Steven Boyd
510 Madison Ave, 22nd Floor
New York, NY 10022

First Light Focus Fund LP	354,379	(8)	7.0%	2.5%
3300 Edinborough Way, Suite 201
Edina, MN 55435

(1)
Mr. Essig is an observer to our Board of Directors and the husband of Erin Enright, a Preferred Director and member of our Board of Directors. The amount indicated includes 880,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock, 260,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock, and 1,710,000 shares of Common Stock issuable upon the exercise of warrants beneficially owned by Mr. Essig. Amount indicated does not include 398,010 shares of Common Stock issuable upon conversion of Series C Preferred Stock following shareholder approval. Mr. Essig has sole voting and dispositive power over all shares of stock indicated; neither Ms. Enright nor the Essig Trust (see Note 2 to this table, below) has shared voting or dispositive power over the shares owned of record by Mr. Essig.

(2)
Mr. Essig is the Settlor/Grantor of The Stuart M. Essig 2007 Family Trust ("Essig Trust"). Mr. Essig's wife, Erin S. Enright, is Trustee of the Essig Trust and is a Preferred Director and member of our Board of Directors. Shares include 188,800 shares of Common Stock issuable upon conversion of Series A Preferred Stock, 40,000 shares issuable upon conversion of Series B Preferred Stock, and 343,200 shares issuable upon exercise of warrants owned of record by the Essig Trust. Ms. Enright and the Essig Trust have shared voting and dispositive power over all shares of stock held by the Essig Trust; Mr. Essig has no voting or dispositive power over such shares. Amount indicated also includes 15,456 shares of Common Stock held of record by Ms. Enright; however, Ms. Enright has sole voting and dispositive power over those shares of Common Stock owned of record by Ms. Enright and neither the Essig Trust nor Mr. Essig has shared voting or dispositive power over such shares. (See Note 2 to "Security Ownership of Management and Directors" table, below.)

(3)
The General Partner of Provco Ventures I, LP is Provco, LLC. The sole member of Provco, LLC is Richard E. Caruso, Ph.D. The amount indicated includes 484,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock, 200,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock, and 1,026,000 shares of Common Stock issuable upon the exercise of warrants held by Provco. Amount indicated does not include 300,000 shares of Common Stock issuable upon conversion of Series C Preferred Stock owned by Provco once shareholder approval is obtained at the Annual Meeting.

(4)
The amount indicated includes 96,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock, and 144,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Baker.

(5)
The amount indicated includes 96,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock, and 144,000 shares of Common Stock issuable upon the exercise of warrants held by John Henneman and Keryl Rowden.

(6)
The amount indicated includes 90,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock, and 135,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Hausmann.

(7)
Amount indicated includes 500,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock, and 750,000 shares of Common Stock issuable upon the exercise of warrants held by Armistice. Amount indicated does not include 760,000 shares of Common Stock issuable upon conversion of Series C Preferred Stock owned by Armistice once shareholder approval is obtained at the Annual Meeting.

(8)
Amount indicated includes 100,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock, and 150,000 shares of Common Stock issuable upon the exercise of warrants held by First Light. Amount indicated does not include 680,000 shares of Common Stock issuable upon conversion of Series C Preferred Stock owned by First Light once shareholder approval is obtained at the Annual Meeting.

Security Ownership of Management and Directors
Name of Beneficial Owner	Number of Shares		Percent of Class*
Directors
Kelvyn H. Cullimore, Jr. (CEO/Director)	207,258	(1)	4.1%
Erin S. Enright (Director)	3,922,768	(2)	47.6%
David B. Holtz (Director)	14,684	(3)	*
Scott A. Klosterman (Director)	14,684		*
Brian M. Larkin (Director)	210,276	(4)	4.2%
R. Scott Ward (Director)	14,991		*

Named Executive Officers
T. Jeff Gephart	22,956	(5)	*
Bryan D. Alsop	5,000	(6)	*
All executive officers and directors as a group (8 persons)	4,412,617		51.8%

*	Beneficial ownership representing less than one percent is denoted with an asterisk (*).

(1)
Includes 72,000 shares of restricted Common Stock that vest upon retirement, change of control or death, 10,000 shares of Common Stock owned of record by Mr. Cullimore's wife, and options held by Mr. Cullimore for the purchase of 10,000 shares of Common Stock.

(2)
Ms. Enright is a Preferred Director and member of our Board of Directors; she is also a Managing Member of Prettybrook. The amount indicated includes 15,456 shares of Common Stock held of record by Ms. Enright. Neither Ms. Enright nor Prettybrook has shared voting or dispositive power over any other shares indicated, including: 880,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock, 260,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock, and 1,710,000 shares of Common Stock issuable upon the exercise of warrants beneficially owned by Mr. Essig as indicated in the table on page 17, above, for which Mr. Essig has sole voting and dispositive power. Amount indicated also includes 188,800 shares of Common Stock issuable upon conversion of Series A Preferred Stock, 40,000 shares issuable upon conversion of Series B Preferred Stock, and 343,200 shares issuable upon exercise of warrants beneficially owned by the Essig Trust, of which Ms. Enright is the Trustee.

(3)	Mr. Holtz is a Preferred Director and a member of our Board of Directors. Mr. Holtz is an executive officer of Provco, LLC, the general partner of Provco Ventures I LP.

(4)
Mr. Larkin is a Preferred Director and a member of our Board of Directors. The amount indicated includes 48,000 shares issuable upon conversion of shares of Series A Preferred Stock, 20,000 shares issuable upon conversion of Series B Preferred Stock, and 102,000 shares issuable upon the exercise of warrants beneficially owned by Mr. Larkin. Amount indicated excludes 40,000 shares of Common Stock issuable upon conversion of Series C Preferred Stock once shareholder approval of Proposal No. 3 is obtained.

(5)
Mr. Gephart is our Senior Vice President of Sales. The amount indicated includes 5,600 shares of Common Stock issuable upon conversion of Series A Preferred Stock and 8,400 shares underlying the warrants held by Mr. Gephart.

(6)	Mr. Alsop is our Vice President of Information Systems. The amount indicated includes 5,000 shares of Common Stock issuable upon exercise of options held by Mr. Alsop.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Commission. Officers, directors and greater than ten percent shareholders also are required by Commission rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on review of the copies of the Forms 3, 4 and 5 (and amendments thereto) furnished to us during and with respect to the fiscal year ended June 30, 2017, we believe that during the fiscal year ended June 30, 2017, all Section 16(a) filings required to be made by these persons were filed and that such filings were timely except we understand that Provco Ventures I LP filed four late reports disclosing four transactions, Stuart M. Essig filed four late reports disclosing four transactions, and our director Brian M. Larkin filed on late report disclosing one transaction.
Equity Compensation Plans
As of June 30, 2017, we had equity awards outstanding under two plans: the 2005 Dynatronics Equity Incentive Award Plan ("2005 Plan") and the 2015 Dynatronics Equity Incentive Award Plan ("2015 Plan"). The 2015 Plan was approved by our shareholders on June 29, 2015. Outstanding awards under these plans expire (if not exercised) on the expiration date indicated in the respective awards, or, if no expiration date is indicated in such award, on the tenth anniversary of the grant date of the award. Nonqualified and incentive stock options and other awards have been granted to our employees, officers, directors and consultants under these plans. The Compensation Committee administers these plans.
As of June 30, 2017, options for the purchase of 74,473 shares of Common Stock were exercisable and a total of 166,990 shares are subject to options outstanding under the 2005 Plan and 2015 Plan. As of June 30, 2017, a total of 299,549 shares were available for issuance through options or awards yet to be granted under the 2015 Plan. The following table sets forth information as of June 30, 2017 about our stock option plans and our non-plan options under which our equity securities are authorized for issuance.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	166,990	$3.14	299,549
Equity compensation plans not approved by security holders	72,000	$0.00	0
Total	238,990	$2.20	299,549
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review, Approval or Ratification of Transactions with Related Persons
We have adopted a policy that any transactions with directors, executive officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board of Directors. Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our Board of Directors or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

•
The fact of such common directorship or financial interest is disclosed or known by our Board of Directors or committee and noted in the minutes, and our Board of Directors or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

•
The fact of such common directorship or financial interest is disclosed to or known by the shareholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of shareholders holding a majority of the shares of Common Stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of shareholders); or

•	The contract or transaction is fair and reasonable to us at the time it is authorized or approved.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board of Directors or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.
PROPOSAL NO. 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Board of Directors is asking the shareholders to ratify the Audit Committee's appointment of Tanner LLC ("Tanner") as Dynatronics' independent registered public accounting firm for the fiscal year ending June 30, 2018. While ratification of the selection of auditors by the shareholders is not required and is not binding upon the Audit Committee or the Company, in the event of a negative vote on such ratification, the Audit Committee might choose to reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Dynatronics' and its shareholders' best interests.
The Audit Committee is directly responsible for the appointment, determination of the compensation for, and retention and oversight of the work of the independent registered public accounting firm retained to audit Dynatronics' consolidated financial statements. The Audit Committee has appointed Tanner as our independent registered public accounting firm for fiscal 2018 and is responsible for pre-approving all audit and permissible non-audit services to be provided by Tanner.
THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL AND RATIFICATION OF TANNER LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING JUNE 30, 2018.
CHANGES IN CERTIFYING ACCOUNTANT
On October 24, 2016, the Audit Committee approved the engagement of Tanner as the Company's independent registered public accounting firm for the Company's fiscal year ending June 30, 2017. Also, the Audit Committee informed BDO USA, LLP ("BDO") that it had been dismissed, effective October 24, 2016, as the Company's independent registered public accounting firm. BDO had been engaged as our independent registered public accounting firm in July 2016, for the fiscal year ended June 30, 2016, when we dismissed Mantyla McReynolds LLC, which had been our independent registered public accounting firm for the two years ended June 30, 2015. Mantyla McReynolds LLC combined with BDO effective July 1, 2016.
During the fiscal year ended June 30, 2016, and the subsequent interim period through October 24, 2016, the Company had (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

BDO's report on the Company's consolidated financial statements for the fiscal year ended June 30, 2016, did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended June 30, 2016, and the subsequent interim period through October 24, 2016, neither the Company nor anyone on its behalf has consulted with Tanner regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BDO a copy of the disclosures made above, which were also made in the Company's Current Report on Form 8-K prior to filing such report with the Commission, and requested that BDO furnish the Company with a letter addressed to the Commission stating whether or not BDO agrees with the above statements. A copy of the letter was filed with the Current Report.
Independence
Tanner has advised us that it has no direct or indirect financial interest in the Company or in any of its subsidiaries and that during 2017 it had no connection with the Company or any of its subsidiaries, other than as its independent registered public accounting firm or in connection with certain other activities, as described below.
Representatives of Tanner are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
During fiscal year 2016, BDO provided services consisting of the audit of the annual consolidated financial statements of the Company for the fiscal year 2016. BDO did not perform any financial information systems design and implementation services for the Company for fiscal year 2016.
During fiscal year 2017, Tanner provided services consisting of the audit of the annual consolidated financial statements of the Company for the fiscal year ended June 30, 2017. Tanner did not perform any financial information systems design and implementation services for the Company for fiscal year 2017.
Audit Fees
The aggregate fees billed by BDO for professional services rendered for the fiscal year ended June 30, 2016, in connection with (i) the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal year then ended, and (ii) the reviews of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during the period then ended, totaled approximately $96,000.
The fees billed by Tanner for professional services rendered for the fiscal year ended June 30, 2017 in connection with (i) the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal year then ended, and (ii) the reviews of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during the period then ended, totaled approximately $160,000.
Audit-Related Fees
No fees were billed by Tanner or BDO in each of the last two fiscal years for other assurance and related services.
Audit-related fees paid to BDO in fiscal year 2016 totaled approximately $31,000 and were in connection with our private placement of Series A Preferred Stock in 2015, and our selling shareholder registration statements related to the 2015 offering of Series A Preferred Stock and warrants and underlying Common Stock. Audit-related fees paid to BDO in fiscal year 2017 totaled approximately $33,000 and were in connection with our selling shareholder registration statements related to our 2016 private placement of Series A Preferred Stock, and our 2017 private placement of units of Common Stock, Series B Preferred Stock and warrants ("Units"), and underlying Common Stock.

Audit-related fees paid to Tanner in fiscal year 2017 totaled approximately $5,000 and were in connection with the private placement of the Units, and our selling shareholder registration statements related to the 2016 private placements of our Series A Preferred Stock and the Units, as well as review of our Current Reports on Form 8-K associated with our acquisition of Hausmann.
Other fees paid to Tanner for professional services rendered during the fiscal year ended June 30, 2017 in connection with our acquisition of Hausmann in April 2017, totaled approximately $120,000.
All fees described above were approved by the Company's Audit Committee.
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company's Independent Registered Public Accounting Firm
The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided in accordance with this pre-approval, and the fees for the services performed to date.
REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended June 30, 2017. The information contained in this report shall not be deemed "soliciting material" or otherwise considered "filed" with the Commission, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.
The Audit Committee has reviewed and discussed with Dynatronics' management and Tanner LLC the audited consolidated financial statements of Dynatronics contained in Dynatronics' Annual Report on Form 10-K for the 2017 fiscal year. The Audit Committee has also discussed with Tanner LLC the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.
The Audit Committee has received and reviewed the written disclosures and the letter from Tanner LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Tanner LLC its independence from Dynatronics.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Dynatronics' Annual Report on Form 10-K for its 2017 fiscal year for filing with the Securities and Exchange Commission.
Respectfully submitted:

THE AUDIT COMMITTEE David Holtz, Chairman Erin S. Enright Scott A. Klosterman

PROPOSAL NO. 3
APPROVAL OF THE ISSUANCE OF COMMON STOCK (OR SECURITIES CONVERTIBLE
INTO OR EXERCISABLE FOR COMMON STOCK) REPRESENTING MORE THAN 19.99% OF THE OUTSTANDING COMMON STOCK OR VOTING POWER OF THE COMPANY IN CONNECTION WITH THE ACQUISITION OF THE ASSETS OF BIRD & CRONIN
The "NASDAQ Acquisition Rule" (NASDAQ Listing Rule 5635(a)) requires shareholder approval prior to the issuance of securities in connection with an acquisition of the stock or assets of another company where the total number of shares of common stock to be issued is or will be equal to or in excess of 20% of the total number of shares of common stock outstanding before the issuance of the stock or securities. We are seeking shareholder approval to allow conversion of the Series C Preferred Stock and the Series D Preferred Stock and for the exercise of the Warrants, in excess of 19.99% of our issued and outstanding Common Stock and the voting power of the Company, because the proceeds of the sale of the Series C Preferred Stock and the Warrants were used to finance the acquisition of the assets of Bird & Cronin as described in this Proxy Statement (the "Acquisition") and because the Series D Preferred Stock was issued as part of the consideration paid for the assets of Bird & Cronin.
We are not seeking shareholder approval of the Acquisition or the use of proceeds from the sale of the Series C Preferred Stock or the Warrants. Shareholder approval of Dynatronics shareholders is not required under Utah law. For additional information about our acquisition of Bird & Cronin, including a detailed summary of the terms of the Asset Purchase Agreement entered into in connection with the Acquisition (the "Asset Purchase Agreement"), see the sections entitled "Background of the Acquisition" and "The Asset Purchase Agreement."
Proposal No. 3 is not seeking authorization or approval of our shareholders to enter into the Securities Purchase Agreement among the Company and the purchasers of the Series C Preferred Stock and the related Warrants (the "Securities Purchase Agreement") described below, to enter into the Asset Purchase Agreement, to consummate the sale of the Series C Preferred Stock or to complete the Acquisition of Bird & Cronin. Securities Purchase Agreements for the sale of $7,000,000 of Series C Preferred Stock have already been executed and 2,800,000 shares of Series C Preferred Stock have been issued by the Company. In addition, in connection with the offer and sale of the Series C Preferred Stock, we have issued Warrants to purchase 1,400,000 shares of Common Stock. Upon approval of Proposal No. 3 at the Annual Meeting, the Series C Preferred Stock becomes convertible in an amount representing in excess of 19.99% of our Common Stock outstanding and the Warrants become exercisable. Immediately upon approval of Proposal No. 3, the Series C Preferred Stock will automatically convert to Common Stock, except to the extent, if any, that a shareholder of the Series C Preferred Stock has previously elected to be subject to the Beneficial Ownership Limitation (as defined below), in which case such shareholder's conversion will be restricted to the amount of the applicable Beneficial Ownership Limitation. Remaining, i.e., unconverted shares of Series C Preferred Stock will no longer have any preferences as to liquidation, redemption, or payment of dividends.
If the Company does not receive approval of this Proposal No. 3, the Series C Preferred Stock will continue to be non-voting stock, entitled to payment of dividends quarterly at an annual rate of 6%, but will not be convertible until shareholder approval can be obtained at a future meeting of the shareholders. Similarly, the Warrants will not be exercisable until we have obtained shareholder approval.
Background and Reasons for the Series C Financing
On September 26, 2017, we entered into Securities Purchase Agreements with certain accredited investors (the "Preferred Investors"), pursuant to which we agreed to (i) issue and sell an aggregate of 2,800,000 shares of Series C Preferred Stock and Warrants to purchase an aggregate of 1,400,000 shares of Common Stock. The price per share of Series C Preferred Stock, with attached Warrant, was $2.50. Each Warrant, when exercisable, will entitle the holder to purchase one share of Common Stock for $2.75 per share. Gross proceeds from the sale of these securities was $7.0 million. Closing of the offering and issuance of the shares of Series C Preferred Stock and Warrants took place on October 2, 2017.
In connection with the offer and sale of the Series C Preferred Stock and the Warrants, we entered into a registration rights agreement (the "Registration Rights Agreement") with the Preferred Investors, obligating us to file a registration statement with the Commission to register all shares of Common Stock issuable upon conversion of the Series C Preferred Stock and the exercise of the Warrants, within 45 days of the closing of the sale of the Series C Preferred Stock and Warrants. Proceeds of the offering were used for the purchase of the assets of Bird & Cronin, as described elsewhere in this Proxy Statement.

 Our Board of Directors determined that the issuance of the Series C Preferred Stock and related Warrants was advisable and in our best interest and in the best interest of our shareholders. We entered into the financing transaction in order to raise funds necessary for the Acquisition and for general working capital purposes.
Description of the Series C Preferred Stock
The following is a summary of the terms of the Certificate of Designations, Preferences and Rights of Series C Non-Voting Convertible Preferred Stock (the "Series C Designation of Rights") filed with the Utah Division of Corporations and Commercial Code (the "Utah Division") on September 29, 2017. We encourage you to read the Series C Designation of Rights thoroughly; the following summary is qualified by the terms contained in the Series C Designation of Rights.
Each share of Series C Preferred Stock has no par value per share and a stated value equal to $2.50, with the aggregate stated value of all shares of Series D Preferred Stock being $7.0 million. The Series C Preferred Stock is non-voting. Prior to shareholder approval, Preferred Investors (excluding officers, directors, employees or consultants of the Company) may convert their shares of Series C Preferred Stock into shares of Common Stock at a conversion price of $2.50 per share; provided, however, that until shareholder approval has been obtained, such conversions cannot exceed, in the aggregate, 19.9% of the total issued and outstanding shares of Common Stock of the Company on the Issuance Date; and provided, further, that a shareholder that has elected to be subject to the Beneficial Ownership Limitation shall not convert above that Limitation.
All shares of Series C Preferred Stock will convert automatically into shares of Common Stock, at the conversion price of $2.50 per share, immediately upon receipt of shareholder approval; provided, however, that a holder may make an election applicable to its beneficial ownership of common stock and restrict conversion of its shares of Series C Preferred Stock such that the Company shall not effect any conversion of such holder's shares of Series C Preferred Stock, and such holder shall not have the right to convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to the conversion such holder or any of such holder's affiliates would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%, such amount, as elected, the "Beneficial Ownership Limitation") of the number of shares of Common Stock outstanding immediately after giving effect to the conversion of the holder's shares of Series C Preferred Stock. Shares of Series C Preferred Stock that are not automatically converted after shareholder approval are stripped of their dividend, liquidation preference and redemption rights, and remain subject to the Beneficial Ownership Limitation elected by the holder. The Series C Preferred Stock will accrue an annual dividend at a rate of 6.0% to be paid in cash, which dividends cease at the time of shareholder approval.
At any time following the mandatory conversion upon shareholder approval, in the event of a fundamental transaction defined in the Series C Designation of Rights (such as a merger, consolidation, sale of all or substantially all of the Company's assets, etc.), the Company may force the conversion of the remaining Series C Preferred Stock by delivering a written notice to all holders of outstanding shares of Series C Preferred Stock at least 10 trading days prior to the date of consummation of the fundamental transaction; provided, however, that, if such forced conversion would result in the issuance of shares of Common Stock (or common stock of the successor or acquiring corporation in such fundamental transaction) to such holder in violation of the Beneficial Ownership Limitation, such forced conversion shall apply to the extent that, and only to the extent that, such issuance of shares of Common Stock (or common stock of the successor or acquiring corporation in such fundamental transaction) to the holder would not violate such Beneficial Ownership Limitation.
Description of the Warrants
Each Warrant entitles the holder thereof to purchase one share of Common Stock for cash at an exercise price of $2.75 per share, subject to customary anti-dilution adjustments. The Warrants become exercisable upon receipt of shareholder approval of this Proposal No. 3, for a period of 72 months.
At the election of a particular Preferred Investor, the Warrants held by that Preferred Investor are subject to a provision prohibiting the exercise of such Warrants to the extent that, after giving effect to such exercise, the holder of such Warrant (together with the holder's affiliates, and any other persons acting as a group together with the holder or any of the holder's affiliates), would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the outstanding Common Stock. Again, such restriction does not apply to a Preferred Investor unless that Preferred Investor elects to be bound by the limitation.
Description of the Series D Preferred Stock
In connection with the acquisition of Bird & Cronin, we issued 1,581,935 shares of Series D Preferred Stock. The rights and preferences of the Series D Preferred Stock are defined by the "Certificate of Designations, Preferences, and Rights of the Series D Non-Voting Convertible Preferred Stock" (the "Series D Designation of Rights") filed by us on September 29, 2017 with the Utah Division. We encourage you to read the Series D Designation of Rights thoroughly; the following summary is qualified by the terms contained in the Series D Designation of Rights.

Each share of Series D Preferred Stock has no par value per share and a stated value equal to $2.52855, with the aggregate stated value of all shares of Series D Preferred Stock being $4.0 million. The Series D Preferred Stock is non-voting. The Series D Preferred Stock accrues an annual dividend at a rate of 6.0% to be paid in cash. Upon receipt of shareholder approval of this Proposal No. 3, all shares of Series D Preferred Stock will be converted automatically into shares of our Common Stock, on a one-for-one basis.
Reasons for Shareholder Approval
If our shareholders do not approve Proposal No. 3 at the Annual Meeting, shares of Series C Preferred Stock and Series D Preferred Stock may not be converted in excess of 19.99% of Common Stock outstanding and no Warrants may be exercised. Dividends on the Series C Preferred Stock and the Series D Preferred Stock would continue to accrue and be payable quarterly in cash. In addition, we have agreed to hold special meetings of shareholders and to seek approval of a similar proposal until the required approvals have been obtained to allow us to fulfill our obligations to the Preferred Investors under the Securities Purchase Agreement and to the seller under the Asset Purchase Agreement. Your approval of Proposal No. 3 will permit us to continue with the transition and integration of the Acquisition and assist us in meeting the obligations of the Company under our agreements with these parties and continue to pursue our growth strategy. Approval of Proposal No. 3 will constitute approval pursuant to the NASDAQ Listing Rule set forth above.
Interests of Related Parties
Certain of our officers, directors and affiliates hold shares of Series C Preferred Stock and will receive shares of Common Stock upon conversion of their shares of Series C Preferred Stock, one share of Common Stock for each share of Series C Preferred Stock held by such shareholder, immediately upon approval of Proposal No. 3 at the Annual Meeting, as indicated in the following table:
Name of Shareholder	No. of Shares of Series C Preferred Stock	No. of Common Stock Warrants
Provco Ventures I, LP	300,000	150,000
Brian M. Larkin	40,000	20,000
Stuart M. Essig	398,010	199,005
David H. Hausmann	80,000	40,000
Potential Adverse Effects of Proposal No. 3
The failure to approve Proposal No. 3 will mean that we will be obligated to continue to pay cash dividends to the holders of the Series C Preferred Stock and the Series D Preferred Stock. The Series C Preferred Stock and the Series D Preferred Stock would remain unconverted and outstanding, subject to their preferred liquidation and redemption provisions set forth in the Series C Designation of Rights and Series D Designation of Rights, respectively. In addition, the Warrants issued pursuant to the Securities Purchase Agreement will not be exercisable until approval has been obtained or the Company adopts alternative means to amend such Warrants.
If Proposal No. 3 is approved, existing shareholders will suffer immediate substantial dilution in voting rights and in ownership interests upon the issuance of Common Stock upon conversion of the Series C Preferred Stock and Series D Preferred Stock and possible future dilution upon the exercise of the Warrants. The sale into the public market of these shares of Common Stock also could materially and adversely affect the market price of our Common Stock. The table below summarizes the dilution to our existing shareholders immediately following the approval of Proposal No. 3. Upon approval of Proposal No. 3 by the shareholders, the Series C Preferred Stock (subject to any applicable Beneficial Ownership Limitations elected by holders of the Series C Preferred Stock) will automatically convert into Common Stock, the Series D Preferred Stock will automatically convert into Common Stock, and the Warrants will become immediately exercisable. The table does not include or assume the exercise of the Warrants or other outstanding warrants or options and grants under the Company's incentive award plans as described below. Percentages in the table are approximate due to rounding.

Description of Securities Owned	No. Common Stock Equivalents	Fully Diluted Percentage Ownership
Common Stock/Existing Shareholders	4,823,694	38.0%
Series A Preferred Stock (June 2015 Issuance)	1,610,000	12.7%
Series A Preferred Stock (December 2016 Issuance)	390,000	3.1%
Series B Preferred Stock	1,484,000	11.7%
Series C Preferred Stock (after approval of Proposal No. 3) (1)	2,800,000	22.1%
Series D Preferred Stock (after approval of Proposal No. 3) (2)	1,581,935	12.5%
Totals	12,689,629	100.0%

(1)
Shares of Series C Preferred Stock will be converted automatically to the number of shares of Common Stock indicated upon approval of Proposal No. 3 at the Annual Meeting, subject, however, to the conversion limitations of the Beneficial Ownership Limitation applicable to those shareholders electing to be subject to such limitation as described on page 24 of this Proxy Statement.

(2)	All shares of Series D Preferred Stock will be converted automatically to the number of shares of Common Stock indicated upon approval of Proposal No. 3 at the Annual Meeting.
In addition to the above securities, there are issued and outstanding or commitments to issue options and grants under the Company's incentive awards plans for the purchase of a total of 238,990 shares of Common Stock. The table does not give effect to the exercise of any of these options and grants or the potential exercise thereof. The number of shares of Common Stock described above also does not give effect to (i) the issuance of additional shares of Common Stock due to potential future anti-dilution adjustments on the Series A Preferred Stock or the Series B Preferred Stock, (ii) the issuance of additional shares of Common Stock in payment of Series A Dividends or Series B Dividends, (iii) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (iv) any other future issuances of our Common Stock, including issuances in connection with the possible redemption of the Series A Preferred Stock or the Series B Preferred Stock.
Required Vote
Proposal No. 3 will be approved if the total votes cast on the proposal in person or by proxy voted "FOR" such approval exceed the number of votes cast against the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" APPROVAL OF PROPOSAL NO. 3.
INFORMATION ABOUT THE ACQUISITION
The following is a summary of the material provisions of the Asset Purchase Agreement, dated September 26, 2017, by and between the Company and Bird & Cronin (the "Asset Purchase Agreement"), but does not purport to describe all of the terms of the Asset Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, a copy of which is attached as an exhibit to our Current Report on Form 8-K filed with the Commission on September 27, 2017. This summary may not contain all of the information about the Asset Purchase Agreement that is important to you. You should refer to the full text of the Asset Purchase Agreement for details of the transaction and the terms and conditions of the Asset Purchase Agreement.
Additionally, representations, warranties and covenants described in this section and contained in the Asset Purchase Agreement have been made only for the purpose of the Asset Purchase Agreement and, as such, are intended solely for the benefit of the Company and Bird & Cronin. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Asset Purchase Agreement. Furthermore, the representations and warranties in the Asset Purchase Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company or Bird & Cronin, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or shareholders. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Asset Purchase Agreement or may change in the future and these changes may not be fully reflected in the public disclosures made by the Company and/or Bird & Cronin.

Background of the Acquisition
Discussions between Dynatronics and Bird & Cronin commenced in April of 2016. On May 1, 2017, the Company and Bird & Cronin executed a non-binding letter of intent for the purchase by the Company of substantially all of the assets of Bird & Cronin. The non-binding offer was conditioned upon, among other conditions, the completion of financial, legal and technical due diligence. On June 9, 2017, our Board of Directors met and discussed fully the potential Acquisition. At that meeting, Dynatronics' executive officers were authorized and instructed to pursue activities related to the Acquisition.
On October 2, 2017, we closed on the Acquisition. Cash for the Acquisition was provided by proceeds from the offer and sale of our Series C Preferred Stock and the Warrants, and amounts borrowed pursuant to an asset-based credit facility with Bank of the West, as amended pursuant to a Modification Agreement dated September 25, 2017 (the "Modification Agreement"). The closing of the Acquisition, the closing of the Modification Agreement and the financing under the Securities Purchase Agreement occurred simultaneously on October 2, 2017 (the "Closing").
At the Closing, we paid Bird & Cronin cash of $9,066,666 and delivered 1,397,375 shares of Series D Preferred Stock valued at approximately $3,533,333. A holdback of cash totaling $933,334 and 184,560 shares of Series D Preferred Stock valued at approximately $466,666 will be retained for purposes of satisfying adjustments to the purchase price as may be required by the Asset Purchase Agreement and indemnification claims, if any. Subject to adjustments or claims as provided by the Asset Purchase Agreement, 50% of the holdback amount will be released to Bird & Cronin one year from the Closing, and the balance of the holdback amount will be released to Bird & Cronin 18 months after Closing. As part of the Acquisition, we will pay and discharge certain liabilities and obligations of Bird & Cronin related to its ongoing business (primarily trade accounts and similar obligations in the ordinary course).
Bird & Cronin is a closely-held corporation founded in 1968 that prior to the Acquisition designed, manufactured, and distributed orthopedic soft goods and specialty patient care products to customers in the United States and internationally. Over 95% of Bird & Cronin's products were manufactured in an 85,000 square-foot manufacturing facility located at 1200 Trapp Road, Eagan, Minnesota (the "Facility") owned by an affiliate of Bird & Cronin. The Acquisition does not include a purchase of the Facility. At the Closing, we entered into a lease ("Lease") with Trapp Road Limited Liability Company, a Minnesota limited liability company, to occupy the Facility for a term of three years at annual rental payments of $600,000, payable in monthly installments of $50,000. The Lease provides that the lease term will automatically be extended for two additional periods of two years each, without any increase in the lease payment, subject to our right to terminate the Lease or to provide notice not to extend the term of the Lease prior to the end of the term.
Employees of Bird & Cronin were offered employment with Dynatronics at Closing. In addition, the Co-Presidents of Bird & Cronin, Mike Cronin and Jason Anderson, entered into employment agreements with the Company (the "Employment Agreements") and serve as Co-Presidents of Bird & Cronin, LLC, our subsidiary and assignee ("Acquisition Subsidiary") that operates the business previously operated by Bird & Cronin, reporting to our CEO, Kelvyn Cullimore. Their annual salary is $175,000 and we will pay them each an annual bonus of up to $10,000, as determined by Mr. Cullimore. The Employment Agreements also provide them with other employee benefits as provided to our employees generally at their level of management at the Acquisition Subsidiary (including, e.g., paid time off and paid holidays, medical/dental/vision insurance, Section 125 Flexible Spending Account and 401(k)). In addition to the restrictive covenants applicable to them under the Asset Purchase Agreement, the Employment Agreements include restrictive covenants which limit the ability of Messrs. Anderson and Cronin to be employed by a competitor of, or otherwise to compete with, Dynatronics for, in Mr. Anderson's case, a two-year period, and, in Mr. Cronin's case, a one-year period following the later of (i) termination of employment and (ii) the latest date upon which Dynatronics makes any severance payment to such person.
The Asset Purchase Agreement contains customary representations, warranties and covenants by Bird & Cronin and the Company, as well as customary indemnification provisions among the parties. Post-closing covenants include a covenant that for a period of five years, Bird & Cronin and its shareholders (including Mr. Cronin) will refrain from, among other things, solicitation of employees, customers and business of Bird & Cronin or the Company and from other competitive activity as defined in the Asset Purchase Agreement, and requires them and their representatives (as defined in the Asset Purchase Agreement) to maintain (other than in connection with performing obligations pursuant to the Lease or the Employment Agreements, as applicable), the confidentiality of, and not use, confidential information relating to the acquired business or purchased assets, except as permitted by the Asset Purchase Agreement.

The Asset Purchase Agreement contains limited representations and warranties of each of the Company and Bird & Cronin relating to, among other things, the authorization of the parties to enter into and carry out the obligations in the Asset Purchase Agreement and the enforceability of the Asset Purchase Agreement.
The Asset Purchase Agreement contains additional representations and warranties of Bird & Cronin which relate to, among other things, the following subject matters:
•	Bird & Cronin's organization and qualifications to do business;

•	Power and authorization to enter into the Asset Purchase Agreement and to consummate the transaction;

•	The absence of conflicts or violations of Bird & Cronin's governing documents, contracts, applicable law or regulations;

•	The accuracy of financial statements and their preparation in accordance with Bird & Cronin's historical accounting methodologies;

•	Compliance with laws and statutes;

•	Good and transferable title to the assets, free of encumbrances;

•	The absence of legal proceedings and claims;

•	The condition of the assets to be acquired;

•	Customers and suppliers;

•	Material contracts;

•	Intellectual property;

•	Insurance;

•	Regulatory matters;

•	The absence of certain changes or events; and

•	Solvency.
All of the representations and warranties survive the closing and remain in full force and effect following the closing until September 30, 2018 (other than with respect to certain fundamental representations, which shall survive the closing and remain in full force and effect until 60 days after the expiration of the applicable statute of limitations).
The Asset Purchase Agreement is governed by the laws of the state of Delaware, without giving effect to any conflict of law principles which would result in the application of the laws of any other jurisdiction.
The business formerly operated by Bird & Cronin is now operated by Acquisition Subsidiary as a division of the Company. For convenience, reference to the "Company" in the following discussion of the post-closing operations of Bird & Cronin includes Acquisition Subsidiary unless otherwise indicated. This section of the Proxy Statement summarizes the material terms of the Acquisition.
We have filed with the Commission Current Reports on Form 8-K disclosing terms and conditions of the Acquisition and related transactions. Those reports included or incorporated by reference as exhibits, transaction documents, including the Asset Purchase Agreement, the Modification Agreement and the Securities Purchase Agreement. The summary of the Asset Purchase Agreement in this Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K on September 27, 2017 and is incorporated herein by reference.

Bird & Cronin Description and Overview
The following description of Bird & Cronin is as of the time of the Acquisition, except as indicated.
Bird & Cronin is a family-owned Minnesota corporation founded in 1968. Bird & Cronin designs, manufactures, and distributes orthopedic soft goods and specialty patient care products to customers in the United States and internationally. Over 90% of Bird & Cronin's products are made in Bird & Cronin's 85,000 square-foot manufacturing facility located at 1200 Trapp Road, Eagan, Minnesota.
Business Overview and Objectives
Bird & Cronin has been family owned and operated for over 45 years and is proud of its tradition of manufacturing the industry's highest quality medical products with a special emphasis on customer care. Bird & Cronin's mission is to provide quality medical products and services to its customers, recognizing its obligation to be aware, informed and responsive to the changing needs of the health-care environment.
Bird & Cronin has benefitted from strong, long-standing relationships with hospitals, orthopedic specialists, universities, research facilities, and other customers across the medical universe. Bird & Cronin sells products through direct sales as well as through distribution relationships. Additionally, Bird & Cronin holds a number of National Group Purchasing and Government Contracts, some of which include Intalere (formerly Amerinet), Department of Defense, and Department of Veterans Affairs.
Gross sales for Bird & Cronin for the years ended September 30, 2015 and September 30, 2016 were $23.2 million and $24.0 million, respectively. Net income for the years ended September 30, 2015 and September 30, 2016 were approximately $1.1 million and $2.1 million, respectively.
Employees
Bird & Cronin currently has 109 employees. Bird & Cronin believes that the skills and dedication of its employees separate its products from those of its competitors.
The Co-Presidents of Bird & Cronin, Michael Cronin and Jason Anderson continue to manage the business following the Acquisition. Mr. Cronin has over 25 years of experience leading sales, marketing, and customer service efforts. Prior to joining Bird & Cronin, Mr. Cronin owned and operated his own medical distribution business. Mr. Anderson has over 20 years of experience leading businesses, operations and technology. Prior to joining Bird & Cronin, Mr. Anderson was a partner and Chief Information Officer for Evercore Wealth Management (a leading national wealth management firm), the Director of Information Services at Varde Partners (an alternative asset manager), and both a partner and the Chief Technology Officer for Lowry Hill Private Asset Management (since restructured as Abbot Downing), a Minneapolis based high net worth advisory and proprietary asset management firm (and subsidiary of Wells Fargo).
Products
Approximately 90% of Bird & Cronin's revenues are generated from self‑manufactured products, with the remaining 10% generated from third party distributed products.
Bird & Cronin's products include ankle walkers, wrist supports, ankle braces, abdominal binders, knee & leg supports, catheters, cervical collars, shoulder immobilizers, splints, extrication collars, and many other related products. All of Bird & Cronin's products fall under the FDA Class I distinction based on the risks associated with the manufactured products. Class I devices are deemed to be low risk and are therefore subject to the least regulatory controls. Bird & Cronin also has the capability to private label products for customers, which is a key differentiator in the market.
A full listing of Bird & Cronin's products can be found in its online catalog located at: http://www.birdcronin.com. Reference to Bird & Cronin's website is not intended to incorporate by reference any of the material or information contained on such website in this Proxy Statement.

RISK FACTORS
An investment in Dynatronics involves a high degree of risk and should not be made by persons who cannot afford the loss of their entire investment. Dynatronics' subsequent filings with the Commission may contain amended and updated discussions of significant risks. Dynatronics cannot predict future risks or estimate the extent to which they may affect financial performance. Please also read carefully the section entitled "Special Note Regarding Forward-Looking Information" in this Proxy Statement at page 35.
Certain risk factors relating to the business and industry of the Company and its securities can be found in Part I, Item 1A —"Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017. In addition, you should carefully consider additional risks that relate to the Acquisition and the business of Bird & Cronin, including but not limited to, the risks set forth below.
Risks Relating to the Acquisition
Uncertainty about the proposed Acquisition may adversely affect relationships with our customers, suppliers and employees, whether or not the transaction is completed.
In response to the announcement of the proposed Acquisition, Dynatronics' and/or Bird & Cronin's existing or prospective customers or suppliers may:
•	delay, defer or cease purchasing products or services from us or the combined company, or providing products or services to us or the combined company;

•	delay or defer other decisions concerning us or the combined company; or

•	otherwise seek to change the terms on which they do business with us or the combined company.

Any such delays or changes to terms could materially harm our business or the combined business. In addition, as a result of the proposed Acquisition, the employees acquired from Bird & Cronin could experience uncertainty about their future with us following the Closing. As a result, key employees may depart because of issues relating to such uncertainties, or a desire not to remain with us following the Acquisition. Losses of customers, employees or other important strategic relationships could have a material adverse effect on our business, operating results, and financial condition. Such adverse effects could also be exacerbated by a delay in the completion of the Acquisition for any reason.
We expect to incur substantial expenses related to the integration of Bird & Cronin.
We expect to incur substantial expenses in connection with the integration of the business, policies, procedures, operations, technologies and systems of Bird & Cronin. There are a large number of systems and functions that we may be required to integrate, including, for example, management information, accounting and finance, payroll and benefits and regulatory compliance. Acquisitions of privately held entities, such as Bird & Cronin, are particularly challenging because their prior practices may not meet the requirements of the Sarbanes-Oxley Act and/or generally accepted public accounting standards. While we have assumed that a certain level of expenses would be incurred, there are a number of factors beyond our control that could affect the total amount or the timing of all of the expected integration expenses. Moreover, many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. These expenses could, particularly in the near term, exceed the savings that we expect to achieve from the elimination of duplicative expenses, the realization of economies of scale and cost savings, and other synergies related to the integration of the businesses following completion of the Acquisition.
We may be unable to successfully integrate our business with the business of Bird & Cronin and realize the anticipated benefits of the Acquisition.
The Acquisition involves the combination of the businesses of two companies that currently operate as independent companies. Although we recently acquired Hausmann Industries, Inc. ("Hausmann") in April 2017, our management has limited integration experience and will be required to devote significant attention and resources to integrating our business practices and operations with those of Bird & Cronin. Potential difficulties we may encounter as part of the integration process include, but are not limited to, the following:

•	inability to successfully combine our business with the business of Bird & Cronin in a manner that permits us to achieve the full synergies anticipated from the Acquisition;

•
complexities associated with managing our business and the business of Bird & Cronin following the Acquisition, including the challenge of integrating the business and assets of each of the companies in a seamless manner that minimizes any adverse impact on customers, suppliers, employees and other constituencies;

•	integrating the workforces of the two companies while maintaining focus on providing consistent, high quality customer service; and

•	potential unknown liabilities and unforeseen increased expenses or delays associated with the Acquisition, including costs to integrate the two companies that may exceed anticipated costs.

Any of the potential difficulties listed above could adversely affect our ability to maintain relationships with customers, suppliers, employees, lenders and other constituencies or our ability to achieve the anticipated benefits of the Acquisition or otherwise adversely affect our business and financial results following completion of the Acquisition.
Our actual financial and operating results after the Acquisition could differ materially from any expectations or guidance provided by us concerning future results, including (without limitation) expectations or guidance with respect to the financial impact of any cost savings and other potential synergies.
We currently expect to realize an increase in sales and other synergies as a result of the proposed Acquisition. These expectations are subject to numerous assumptions, however, including assumptions derived from our diligence efforts concerning the status of and prospects for Bird & Cronin's business, which we do not currently control, and assumptions relating to the near-term prospects for our industry generally and the markets for Bird & Cronin's products in particular. Additional assumptions that we have made include, without limitation, the following:
•	projections of Bird & Cronin's future revenues;

•	anticipated financial performance of Bird & Cronin's products and products currently in development;

•	anticipated cost savings and other synergies associated with the Acquisition, including potential revenue synergies;

•	our expected capital structure after the Acquisition;

•	amount of goodwill and intangibles that will result from the Acquisition;

•	certain other purchase accounting adjustments that we expect to record in our financial statements in connection with the Acquisition;

•	acquisition costs, including restructuring charges and transaction costs payable to our financial, legal and accounting advisors;

•	our ability to maintain, develop and deepen relationships with Bird & Cronin's customers; and

•	other financial and strategic risks of the Acquisition.

We cannot provide any assurances with respect to the accuracy of our assumptions, including our assumptions with respect to future revenues or revenue growth rates, if any, of Bird & Cronin, and we cannot provide assurances with respect to our ability to realize any cost savings that we currently anticipate. Risks and uncertainties that could cause our actual results to differ materially from currently anticipated results include, but are not limited to, risks relating to our ability to integrate Bird & Cronin successfully; currently unanticipated incremental costs that we may incur in connection with integrating the two companies; risks relating to our ability to realize incremental revenues from the Acquisition in the amounts that we currently anticipate; risks relating to the willingness of Bird & Cronin's customers and other partners to continue to conduct business with us following the Acquisition; and numerous risks and uncertainties that affect our industry generally and the markets for our products and those of Bird & Cronin, specifically. Any failure to integrate Bird & Cronin successfully and to realize the financial benefits we currently anticipate from the Acquisition would have a material adverse impact on our future operating results and financial condition and could materially and adversely affect the trading price or trading volume of our Common Stock.

The combined businesses may not perform as we expect, or as the market expects, which could have an adverse effect on the price of our Common Stock.
Risks associated with the combined company following the Acquisition include:
•
integrating businesses is a difficult, expensive, and time-consuming process, and the failure to integrate successfully our business with the businesses of Bird & Cronin in the expected time frame would adversely affect our financial condition and results of operations;

•	the Acquisition will significantly increase the size of our operations, and if we are not able to effectively manage our expanded operations, our stock price may be adversely affected;

•	the current sales rates of Bird & Cronin as combined with the Company may dilute the observed growth rates of the Company;

•
the success of the Company following the Closing will also depend upon relationships with third parties and pre-existing customers of us and Bird & Cronin, which relationships may be affected by customer preferences or public attitudes about the Acquisition. Any adverse changes in these relationships could adversely affect our business, financial condition and results of operations; and

•	the price of our Common Stock after the Acquisition may be affected by factors different from those currently affecting the price of our Common Stock.

If any of these events were to occur, the price of our Common Stock could be adversely affected.
Risks Related to the Operation of the Bird & Cronin Business Following the Acquisition
Uncertain or weakened global economic conditions may adversely affect Bird & Cronin's industry, business and results of operations.
The overall performance of the Bird & Cronin division will depend on domestic and worldwide economic conditions, which may remain challenging for the foreseeable future. Financial developments seemingly unrelated to Bird & Cronin or its industry may adversely affect it. The U.S. economy and other key international economies have been impacted by threatened sovereign defaults and ratings downgrades, falling demand for a variety of goods and services, restricted credit, threats to major multinational companies, poor liquidity, reduced corporate profitability, volatility in credit, equity and foreign exchange markets, bankruptcies, acts of terrorism and overall uncertainty. Healthcare reform in the United States has created a great deal of confusion for medical products such as those manufactured and distributed by Bird & Cronin. These conditions affect the rate of medical or therapeutic equipment spending and could adversely affect our ability to sell Bird & Cronin's products, or delay prospective purchasing decisions, any of which could adversely affect our operating results. We cannot predict the timing, strength or duration of the economic recovery or any subsequent economic slowdown worldwide, in the United States, or in Bird & Cronin's industry.
Bird & Cronin's failure or inability to enforce its trademarks or other proprietary rights could adversely affect its competitive position or the value of its brand.
Bird & Cronin owns certain federal trademark registrations but also relies on unregistered proprietary rights, including common law trademark protection. Third parties may oppose Bird & Cronin's trademark applications, or otherwise challenge its use of the trademarks, and may be able to use its trademarks in jurisdictions where they are not registered or otherwise protected by law. If Bird & Cronin's trademarks are successfully challenged or if a third party is using confusingly similar or identical trademarks in particular jurisdictions before Bird & Cronin, Bird & Cronin could be forced to rebrand its products, which could result in loss of brand recognition, and could require additional resources for marketing new brands. If others are able to use Bird & Cronin's trademarks, its ability to distinguish its products may be impaired, which could adversely affect its business. Further, we cannot assure you that competitors will not infringe upon Bird & Cronin's trademarks, or that we will have adequate resources to enforce its trademarks.

Bird & Cronin may be unable to effectively develop and market products against the products of its competitors in a highly competitive industry.
The present or future products of Bird & Cronin could be rendered obsolete or uneconomical by technological advances by its competitors. Competitive factors include price, customer service, technology, innovation, quality, reputation and reliability. Bird & Cronin's competition may respond more quickly to new or emerging technologies, undertake more extensive marketing campaigns, have greater financial, marketing and other resources than Bird & Cronin, or be more successful in attracting potential customers, employees and strategic partners. Given these factors, we cannot guarantee that we will be able to continue the current level of success of Bird & Cronin in the industry.
The cost of complying with complex governmental regulations applicable to the Bird & Cronin business, sanctions resulting from non-compliance, or reduced demand resulting from increased regulations, could affect our operating results.
Bird & Cronin's operations and facilities are subject to the requirements of the Occupational Safety and Health Act and comparable state statutes that regulate the protection of the health and safety of workers, and the proper design, operation and maintenance of equipment. Additionally, certain products of Bird & Cronin are subject to the requirements of the Food, Drug, and Cosmetic Act and the oversight of the Food and Drug Administration ("FDA").
Failure to comply with these requirements, including general industry standards, record keeping requirements and monitoring and control requirements, may result in significant fines or compliance costs, which could have a material adverse effect on our results of operations, financial condition and cash flows.
ADDITIONAL INFORMATION ABOUT BIRD & CRONIN
Historical Financial Information
This Summary Information should be read in conjunction with the historical financial information prepared by the management of Bird & Cronin, including Bird & Cronin's audited Balance Sheets and Income Statements as of September 30, 2016 and September 30, 2015, and historical nine-month financial information (unaudited), consisting of Bird & Cronin's Balance Sheet and Income Statement as of June 30, 2017, attached to this Proxy Statement as Attachment C (referred to herein as the "Bird & Cronin Financial Statements"). Financial information about Dynatronics for the year ended June 30, 2017, including our audited financial statements for the two years then ended, and the notes thereto, is available on our Annual Report on Form 10-K, filed September 26, 2017, incorporated herein by reference.
As discussed above, in connection with our Annual Meeting, we are not seeking shareholder approval of the Acquisition and there are no regulatory requirements that we obtain shareholder approval of the Acquisition. We are seeking shareholder approval, in accordance with the NASDAQ Listing Rules, of the issuance of securities in excess of 19.99% of the outstanding Common Stock of the Company in connection with the Acquisition. The risks and uncertainties described above are not the only ones related to the Acquisition. Additional risks and uncertainties regarding Bird & Cronin not presently known to us or that our management currently deems immaterial also may impair our business operations. Following the closing of the Acquisition, the business of Bird & Cronin is now the business of the Company, operated by Acquisition Subsidiary as a division of Dynatronics. If any of the risks described above were to occur, our business, financial condition, operating results and cash flows could be materially adversely affected. In such an event, the trading price of our Common Stock could decline and you could be materially and adversely impacted. The risks discussed above also include forward-looking statements and our actual results may differ substantially from those discussed in these forward-looking statements.
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF BIRD & CRONIN
Set forth below is our management discussion and analysis of financial condition and results of operations for Bird & Cronin for the year ended September 30, 2016 compared to the year ended September 30, 2015, and the nine months ended June 30, 2017 compared to the nine months ended June 30, 2016.
The following discussion and analysis of Bird & Cronin's financial condition and results of operations should be read in conjunction with the audited financial statements of Bird & Cronin, as of and for the years ended September 30, 2016 and 2015 and the notes thereto, and the unaudited financial information for the nine months ended June 30, 2017, provided to Dynatronics in connection with the Acquisition by Bird & Cronin.
Critical Accounting Policies and Estimates
Bird & Cronin makes judgments, estimates and assumptions concerning the future when preparing its financial statements. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected. The accounting policies and estimates below involve a high degree of judgment and complexity. See Note 1 of the Bird & Cronin Financial Statements for a complete discussion of Bird & Cronin's significant accounting policies and estimates.

Revenue Recognition
Bird & Cronin recognizes revenue from the sale of a product when products are shipped to the customer. Amounts billed for shipping and handling are recorded as costs of sales.
Accounts Receivable
Accounts receivable are due from dealers and distributors. Customer accounts receivable are recorded at the amounts Bird & Cronin expects to collect on balances outstanding, which are net of allowances for doubtful accounts. Management provides for probable uncollectible amounts and estimated rebates and returns through charges to earnings and credits to valuation allowances based on its assessment of the current status of individual accounts and estimates of sales levels. In addition, Bird & Cronin closely monitors outstanding balances and charges off all balances when Bird & Cronin management determines the probability of collection is remote. Generally, accounts receivable are due within 30 to 60 days. Accounts receivable balances outstanding longer than the contractual payment terms are considered past due.
Inventories
Inventories consist of raw materials (including work in process) and finished goods, and are stated at the lower of cost or market. Cost is recorded using the weighted-average method.
Income Taxes
Bird & Cronin, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the individual stockholders of an S Corporation are taxed on their proportionate share of the corporation's taxable income. The guidance followed by Bird & Cronin on accounting for uncertainty in income taxes recognized in financial statements prescribes a more likely than not recognition threshold for financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return and also provides guidance on various related matters such as interest and penalties and disclosure. Under Section 7519 of the Internal Revenue Code, Bird & Cronin is required to make income tax deposits to maintain its fiscal year end for the amount of deferred income from October 1 through December 31 of each year.
Nine Months Ended June 30, 2017 Compared to Nine Months Ended June 30, 2016
Net sales for the nine months ended June 30, 2017 were $17,923,262, compared to $17,659,221 for the nine months ended June 30, 2016. Cost of sales for the nine-month period in 2017 were $11,342,431 and gross profit was $6,580,831 for the period, compared to cost of sales of $11,337,934 and gross profit of $6,321,287 in 2016. The improvement in gross profit was due primarily to greater operational efficiencies, increased sales of higher margin products and price increases in 2017.
Selling, general and administrative ("SG&A") expense for the nine months ended June 30, 2017 were $5,177,464 or 28.8% of net sales, compared to $4,966,780, or 28.1% of net sales for the same period in 2016. The increase in SG&A expense in 2017 was due to employee bonuses and increased executive compensation expense. Net income for the nine months ended June 30, 2017, was $1,403,470, compared to net income of $1,340,071 for the nine months ended June 30, 2016.
Net cash provided by operating activities during the nine months ended June 30, 2017 was $387,122, compared to $1,223,483 during the same period in 2016. Capital expenditures used net cash during the nine months ended June 30, 2017 of $76,190 and $6,840 during the same period in 2016. Distributions to stockholders during the nine months ended June 30, 2017 totaled $1,235,250, compared to $1,180,000 during the nine months ended June 30, 2016.

Year Ended September 30, 2016 Compared to Year Ended September 30, 2015
Results of Operations
Net Sales
The increase in net sales during the year ended September 30, 2016 from 2015 is due to increased focus on sales management and improved market conditions. Bird & Cronin management anticipate sales to stay within historical ranges.
Cost of Sales
Cost of sales consists of certain labor costs, payments to raw materials suppliers, vendors and others that are directly related to a revenue-generating event. Cost of sales also includes shipping and handling charges.  During the year ended September 30, 2016, cost of sales as a percent of total revenue decreased to 63.8% as compared to 65% for the year ended September 30, 2015. This decrease was primarily the result of improved operating efficiencies. Bird & Cronin management anticipates cost of sales as a percentage of total revenue to stay within its historical range.
Operating Expense
SG&A expense decreased in 2016 compared to the year ended September 30, 2015, from $7,067,142 (30.2% of net sales) to $6,581,001 (27.2% of net sales). The primary reason for the decrease in SG&A is due to the implementation of a new sales commission structure, key performance indicators across the organization, and retirement of a senior executive. Bird & Cronin management anticipates that operating costs will continue at similar levels.
Research and Development
Research and development ("R&D") expense is related primarily to the development of new products and improvement of existing products. Bird & Cronin management has not historically reported R&D costs separately. Its management anticipates that certain R&D costs will be incurred and that they will continue at similar historical levels.
Interest Expense
Interest expense for the years September 30, 2016 and 2015 was immaterial and represents interest paid on a revolving line of credit with a financial institution. The borrowing capacity under the line of credit was $4,000,000. No borrowings were outstanding at September 30, 2016 and 2015. Subsequent to the year end, prior to the closing of the Acquisition, Bird & Cronin closed the line of credit and the agreement with the bank was terminated.
Liquidity and Capital Resources
Bird & Cronin has historically met its working capital and capital expenditure requirements by using net cash flow from operations and by drawing on its line of credit. The principal source of liquidity is Bird & Cronin's operating cash flow.
Cash Flows from Operating Activities
Net cash provided by operating activities totaled $2,041,409 in 2016, compared with $969,143 in 2015. Cash flow improvement from 2015 to 2016 was directly related to the improvement in net income.
Cash Flows from Investing Activities
For the year ended September 30, 2016, Bird & Cronin used $6,840 for the purchase of property and equipment, compared to cash provided from the sale of assets in 2015 (offset by capital expenditures of $10,463) net, of $20,350 for the year ended September 30, 2015.
Cash Flows from Financing Activities
Distributions to stockholders in 2016 totaled $1,790,000, compared to distributions to stockholders in 2015 of $338,938.

UNAUDITED PRO FORMA FINANCIAL INFORMATION
Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended June 30, 2017 (the "Pro Forma Statements"), which combine the historical consolidated statements of operations of Dynatronics and Bird & Cronin for those periods, giving effect to the Acquisition as if it had been consummated on July 1, 2016, the beginning of the full year period presented are included with this Proxy Statement as Attachment D. The Pro Forma Statements were derived from, and should be read in conjunction with:
•	The audited consolidated financial statements of Dynatronics as of and for the year ended June 30, 2017, as contained on Form 10-K filed on September 27, 2017;

•
The audited financial statements of Bird & Cronin as of and for the years ended September 30, 2016 and 2015, and the unaudited financial statements of Cronin as of and for the nine-months ended June 30, 2017.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION
This Proxy Statement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are often identified by the use of words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue," and similar expressions or variations and other matters that do not relate strictly to historical facts. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading "Risk Factors" in our filings with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. The forward-looking statements in this Proxy Statement represent our views as of the date such statements are made. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date such statements are made. The forward-looking statements contained herein speak only as of the date on which they were made, and, except as required by law, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Proxy Statement.
SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING OF SHAREHOLDERS
Requirements for Shareholder Proposals to Be Considered for Inclusion in Dynatronics' Proxy Materials
Shareholders of Dynatronics may submit proposals on matters appropriate for shareholder action at meetings of Dynatronics' shareholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in Dynatronics' proxy materials relating to its 2018 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Dynatronics no later than June 2, 2018. Such proposals should be delivered to Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121, Attention: Jim Ogilvie, Vice President of Business Development, telephone (801) 727-1755.
Requirements for Shareholder Proposals to be Brought Before the Annual Meeting
Dynatronics' bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to the Secretary of Dynatronics not less than 60 nor more than 90 calendar days prior to the anniversary of the date on which Dynatronics first mailed its proxy materials for its immediately preceding annual meeting of shareholders (as specified in Dynatronics' proxy materials for its immediately preceding annual meeting of shareholders). To be timely for the 2018 Annual Meeting of Shareholders, a shareholder's notice must be delivered or mailed to and received by Dynatronics' Corporate Secretary at the principal executive offices of Dynatronics between July 2, 2018, and August 1, 2018. However, in the event that the annual meeting is called for a date that is not within 30 calendar days of the anniversary of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder's notice as provided above. A shareholder's notice to Dynatronics' Secretary must set forth the information required by Dynatronics' bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.
In addition, the proxy solicited by the Board of Directors for the 2018 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which Dynatronics has not been provided with notice on or prior to August 1, 2018, and (ii) any proposal made in accordance with the bylaw provisions, if the 2018 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.

SHAREHOLDERS SHARING THE SAME ADDRESS
The Commission has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called "householding." Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including any Notice of Internet Availability of Proxy Materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
Once again this year, a number of brokers with account holders who beneficially own our Common Stock will be "householding" our annual report and proxy materials. A single set of annual report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. Shareholders with shares held in street name may revoke their consent at any time by contacting Broadridge Financial Solutions, either by calling toll-free (800) 542-1061, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Dynatronics will promptly deliver a separate copy of the annual report and other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report and other proxy materials, you may write or call Dynatronics' Investor Relations Department at Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121, Attention: Jim Ogilvie, Vice President of Business Development, telephone (801) 727-1755.
ANNUAL REPORT ON FORM 10-K
We are furnishing a copy of our Annual Report on Form 10-K for the year ended June 30, 2017, including the Financial Statements for the year then ended, as filed with the Commission, to each shareholder to whom this Proxy Statement is delivered.
OTHER BUSINESS
We know of no other matters that will be presented at the Annual Meeting. If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.
DYNATRONICS CORPORATION
By order of the Board of Directors

/s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

ATTACHMENT A

Dynatronics Corp.
Compensation Committee Charter

Purpose

The purpose of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Dynatronics Corp. (the "Company") is to:
•	oversee the Company's employee benefit plans, including its incentive compensation and equity compensation plans;

•
oversee the Company's compensation policies, plans and programs for its executive officers, including, without limitation, the compensation of the Company's Chief Executive Officer (the "CEO") and other executive officers (including officers reporting under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"));

•	approve and evaluate director compensation; and

•	oversee the management of risks associated with the Company's compensation policies and programs

The compensation programs for the Company's executive officers shall be (i) designed to attract, motivate and retain talented executives responsible for the success of the Company, (ii) determined within a competitive framework and (iii) based on the achievement of the Company's overall financial results, individual contributions and a compensation philosophy of "pay for performance."  In furtherance of these purposes, the Compensation Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

Membership

The Committee shall be composed of no more than four (4) members.
Committee members shall be appointed by, and shall serve at the discretion of, the Board. Each member of the Committee shall be appointed by the Board to serve until such member's successor is duly appointed or until such member's earlier retirement, resignation or removal. The Board may remove any member of the Committee at any time with or without cause. The Committee shall consist of no fewer than three members of the Board. The Board may designate one member of the Committee as its chair. The Committee may form and delegate authority to subcommittees when appropriate.  All members of the Committee will meet the independence requirements set forth in Rule 10C-1(b)(1) under the Exchange Act and the rules of Nasdaq Stock Market, Inc. (the "Nasdaq Rules"); the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended; and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.
1

Responsibilities and Duties
Executive and Other Compensation
The responsibilities and duties of the Compensation Committee shall include:

•
Annually reviewing and approving for the CEO and the executive officers of the Company, including: (i) annual base salary, (ii) annual incentive bonus, including the specific goals and amount, (iii) equity compensation, (iv) any employment agreement, severance arrangement and change in control agreement/provision, (v) any signing bonus or payment of relocation costs and (vi) any other significant benefits, compensation or arrangements not available to employees generally. One of the Committee's objectives shall be to use compensation to align the interests of the executive officers with the long-term interests of the Company's shareholders, thereby incentivizing management to increase shareholder value.  In evaluating and determining CEO and other executive officer compensation, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation ("Say on Pay Vote"), as required by Section 14A of the Exchange Act;

•
Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and the executive officers of the Company, evaluating performance in the light thereof, and considering factors related to the performance of the Company, including accomplishment of the Company's long-term business and financial goals;

•	Acting as Administrator of the Company's equity compensation plans for its employees, directors and other service providers;

•
Providing oversight of the Company's overall compensation plans and benefits programs and making recommendations to the Board with respect to improvements or changes to such plans or the adoption of new plans when appropriate;

•	Evaluating, on a periodic basis, the competitiveness of (i) the compensation of the CEO and the executive officers of the Company and (ii) the Company's overall compensation plans;

•
Reviewing and discussing with management the risks arising from the Company's compensation policies and practices related to all employees that are reasonably likely to have a material adverse effect on the Company and making recommendations to the Board with respect to such policies and practices to mitigate such risks;

•
Evaluating director compensation, consulting with outside consultants and/or with the Human Resources department when appropriate, and making recommendations to the Board regarding director compensation;

•	Reviewing and making recommendations to the Board with respect to directors' stock option grants or other equity awards under the Company's equity incentive plans;

•	Reviewing and recommending to the Board for approval any equity award granting policy; and

•
Reviewing and recommending to the Board for approval the frequency with which the Company will conduct Say-on-Pay votes, taking into account the results of the most recent shareholder advisory vote on the frequency of Say-on-Pay votes required by Section 14A of the Exchange Act, and reviewing and approving the proposals regarding the Say-on-Pay Vote and the frequency of the Say-on-Pay vote to be included in the Company's annual proxy statement.

2

Authority to Engage Advisors
In addition to the responsibilities and duties described above, the Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel or other advisor. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant, legal counsel or other advisor retained by the Committee. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of reasonable compensation to its compensation consultants, legal counsel or other advisors and to otherwise perform its duties and responsibilities under this Charter.
The Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Committee (other than in-house legal counsel) only after taking into consideration the factors specified in Nasdaq Rule 5605(d)(3)(D). The Committee may retain, or receive advice from, any compensation consultant, legal counsel or other advisor that it prefers, including advisors that are not deemed independent, after considering the factors specified in Nasdaq Rule 5605(d)(3)(D).
Notwithstanding the foregoing, the Committee is not required to conduct an independence assessment for a compensation consultant, legal counsel or other advisor that acts in a role limited to the following activities for which no disclosure is required under Item 407(e)(3)(iii) of Regulation S-K: (i) consulting on any broad-based plan that does not discriminate in scope, terms, or operation in favor of executive officers or directors of the Company and that is available generally to all salaried employees and/or (ii) providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the advisor and about which the advisor does not provide advice.
The Committee shall not be required to implement or act consistently with the advice or recommendations of any compensation consultant, legal counsel or other advisor to the Committee, and the authority granted to the Committee pursuant to this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter. Any advisors retained by the Committee will report directly to the Committee and may be terminated in the discretion of the Committee.

Compliance and Governance

The Committee shall annually review this Charter and recommend any proposed changes to the Board.  To the extent required by the Exchange Act and the rules and regulations of the SEC, the Committee will review the Company's Compensation Discussion and Analysis ("CD&A") and related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Company's annual report on Form 10-K or proxy statement, as applicable, and produce the Committee report on executive officer compensation required to be included in the Company's annual report on Form 10-K or proxy statement, as applicable.
3

Meetings

The Committee shall meet as often as may be deemed necessary or appropriate, in its judgment, in order to fulfill its responsibilities, but at least once annually.  The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee.

Subject to the foregoing, the Committee may meet either in person or telephonically, and at such times and places as the Committee determines. The Committee may establish its own meeting schedule, which it will provide to the Board. The Committee may seek any information it requires from employees of the Company, all of whom shall be directed to cooperate with the Committee's requests, and from external parties.  The Company may invite to its meetings other Board members, members of the Company's management team and such other persons as the Committee deems appropriate in order to carry out its responsibilities. Neither the CEO nor any other officer of the Company may be present during deliberations of the Committee regarding the compensation of the CEO or such other officer, as applicable. The Committee is governed by the same rules regarding meetings (including meetings in person, by telephone, or by electronic communications), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

Reports

The Committee shall make regular reports to the full Board on the actions and recommendations of the Committee.

Compensation

Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion.
4

ATTACHMENT B

AUDIT COMMITTEE CHARTER
OF DYNATRONICS CORPORATION

Organization

There shall be a committee of the board of directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The Audit Committee shall provide assistance to the directors of the corporation in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the corporation and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

Meet with the independent auditors and management of the corporation at the conclusion of the fiscal year to review the audit, including any comments or recommendations of the independent auditors.

Review with the independent auditors and the corporation's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review the corporation's policy statements to determine their adherence to the code of conduct.

Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporations' financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

Review accounting and financial human resources and succession planning within the corporation.

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, it is appropriate.

1

ATTACHMENT C

FINANCIAL STATEMENTS OF BIRD & CRONIN

BIRD & CRONIN, INC.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2016 AND 2015

BIRD & CRONIN, INC.

CONTENTS

SEPTEMBER 30, 2016 AND 2015
Page

INDEPENDENT AUDITOR'S REPORT	1

FINANCIAL STATEMENTS
Balance Sheets	2-3
Statements of Income	4
Statements of Retained Earnings	5
Statements of Cash Flows	6
Notes to Financial Statements	7-10

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Management
Bird & Cronin, Inc.
Eagan, Minnesota

We have audited the accompanying financial statements of Bird & Cronin, Inc. (an S Corporation), which comprise the balance sheets as of September 30, 2016 and 2015 and the related statements of income, retained earnings, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bird & Cronin, Inc. as of September 30, 2016 and 2015 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ CUMMINGS, KEEGAN & CO., P.L.L.P.

December 7, 2016
St. Louis Park, Minnesota
1

BIRD & CRONIN, INC.

BALANCE SHEETS
SEPTEMBER 30, 2016 AND 2015

ASSETS

	2016		2015
Current assets
Cash and cash equivalents		$2,289,493		$2,044,924
Accounts receivable, trade	2,261,380		2,230,978
Less allowance for rebates	(157,000)		(164,000)
Less allowance for doubtful accounts	(8,000)	2,096,380	(8,000)	2,058,978
Inventories:
Finished goods	1,886,387		1,492,176
Raw materials	2,485,044	4,371,431	2,274,214	3,766,390
Prepaid expenses		121,055		162,653

Total current assets		8,878,359		8,032,945

Property and equipment
Furniture and equipment		2,983,202		2,980,949
Leasehold improvements		741,458		741,458
		3,724,660		3,722,407
Less accumulated depreciation		(2,813,963)		(2,664,268)

Property and equipment - net		910,697		1,058,139

Other assets
Federal tax deposit to retain fiscal year		109,693		64,979

Total other assets		109,693		64,979

Total assets		$9,898,749		$9,156,063

See Notes to Financial Statements.

2

LIABILITIES AND STOCKHOLDERS' EQUITY

	2016	2015
Current liabilities
Accounts payable - trade	$823,869	$566,630
Accrued salaries and vacation	391,399	182,998

Total current liabilities	1,215,268	749,628

Stockholders' equity
Common stock, stated value $50 per share, 2,500 shares authorized, 217.5 shares issued and outstanding - stated value	10,875	10,875
Capital paid in excess of stated value	46,278	46,278
Retained earnings	8,626,328	8,349,282

Total stockholders' equity	8,683,481	8,406,435

Total liabilities and stockholders' equity	$9,898,749	$9,156,063

See Notes to Financial Statements.
3

BIRD & CRONIN, INC.

STATEMENTS OF INCOME
FOR THE YEARS ENDED SEPTEMBER 30, 2016 AND 2015

	2016		2015
		% of		% of
	Amount	Sales	Amount	Sales

Sales - net	$24,005,306	100.0%	$23,201,757	100.0%

Cost of sales	15,357,454	63.8	15,084,837	65.0

Gross profit	8,647,852	36.2	8,116,920	35.0

Operating expenses
Selling	2,223,511	9.3	2,588,136	11.0
General and administrative	4,357,490	17.9	4,479,006	19.2

Total operating expenses	6,581,001	27.2	7,067,142	30.2

	2,066,851	9.0	1,049,778	4.8

Other income
Miscellaneous income	248	-	44,485	0.2
Interest income	-	-	28	-

Total other income	248	-	44,513	0.2

Other expenses
Interest	53	-	-	-

Total other expenses	53	-	-	-

Net income	$2,067,046	8.9%	$1,094,291	5.0%

See Notes to Financial Statements.
4

BIRD & CRONIN, INC.

STATEMENTS OF RETAINED EARNINGS
FOR THE YEARS ENDED SEPTEMBER 30, 2016 AND 2015

	2016	2015

Balance - beginning of year	$8,349,282	$7,593,929

Add net income for the year	2,067,046	1,094,291

Less distributions to stockholders	(1,790,000)	(338,938)

Balance - end of year	$8,626,328	$8,349,282

See Notes to Financial Statements.
5

BIRD & CRONIN, INC.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED SEPTEMBER 30, 2016 AND 2015

	2016	2015

Cash flows from operating activities:
Net income	$2,067,046	$1,094,291
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	154,482	193,760
Net gain on disposal of assets	(200)	(12,911)
Provision for rebates and doubtful accounts	(7,000)	32,000
Changes in:
Accounts receivable	(30,402)	(150,855)
Inventories	(605,041)	(379,447)
Federal tax deposit to retain fiscal year	(44,714)	(23,944)
Prepaid expenses	41,598	(1,414)
Accounts payable	257,239	194,564
Accrued liabilities	208,401	23,099
Total adjustments	(25,637)	(125,148)

Net cash provided by operating activities	2,041,409	969,143

Cash flows from investing activities:
Proceeds from sale of assets	200	20,350
Capital expenditures	(7,040)	(10,463)

Net cash provided by (used in) investing activities	(6,840)	9,887

Cash flows from financing activities:
Distributions to stockholders	(1,790,000)	(338,938)

Net cash used in financing activities	(1,790,000)	(338,938)

Net increase in cash and cash equivalents	244,569	640,092

Cash and cash equivalents at beginning of year	2,044,924	1,404,832

Cash and cash equivalents at end of year	$2,289,493	$2,044,924

See Notes to Financial Statements.

6

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015

1.   Summary of Significant Accounting Policies

Nature of Business - Bird & Cronin, Inc. (the "Company") manufactures and sells medical supplies and equipment on credit terms to medical and health care facilities throughout the United States and Canada.

Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Customer Accounts Receivable - Customer accounts receivable is stated at the amount management expects to collect from outstanding balances.  Management provides for probable uncollectible amounts and estimated rebates and returns through charges to earnings and credits to valuation allowances based on its assessment of the current status of individual accounts and estimates of sales levels.  Balances that are still outstanding after management has used reasonable collection efforts are written off.  There were no accounts receivable balances over 90 days old for either of the years ended September 30, 2016 and 2015.

Inventories - Inventories are valued at the lower of cost (weighted average) or market, and consist of raw materials and finished goods.  Work in process is insignificant and is included in raw materials.

Property and Equipment - Property and equipment, including significant renewals and betterments, are capitalized at cost.  The costs of property, equipment and leasehold improvements are depreciated over the estimated useful lives of the related assets.  Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets.

When property and equipment is sold or retired, its cost and related accumulated depreciation allowance are removed from the accounts and any gain or loss from disposition is reflected in income.  Maintenance and repairs are charged to operations when incurred.

The estimated useful lives of the various classifications of property and equipment are as follows:

Classification of Assets	Estimated Useful Lives
Furniture and equipment	3-10 years
Leasehold improvements	7-40 years

Depreciation expense for the years ended September 30, 2016 and 2015 was $154,482 and $193,760, respectively.
7

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015
(Continued)

1. Summary of Significant Accounting Policies (continued)

Accumulated depreciation for the years ended September 30, 2016 and 2015, by category, is as follows:

	2016	2015
Classification of Assets
Furniture and equipment	$2,467,805	$2,341,393
Leasehold improvements	346,158	322,875

Total	$2,813,963	$2,664,268

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions.  These estimates and assumptions affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from their estimates.

Shipping and Handling - The Company includes shipping and handling costs in cost of sales.

Advertising Costs - Advertising costs consist of general advertising costs which are expensed as incurred and printing of catalogs and product information which are expensed as the supply is used.  Prepaid advertising costs included in prepaid expenses were $5,545 and $8,190 as of September 30, 2016 and 2015, respectively, and advertising expense was $29,328 and $30,805 for the years ended September 30, 2016 and 2015, respectively.

Revenue Recognition - Sales are recognized when products are shipped to customers and includes amounts billed to customers for shipping.

Sales Tax - The Company excludes from its revenues all sales taxes assessed to its customers.  Sales taxes assessed on sales are recorded as accrued liabilities until remitted to state agencies.

Income Taxes - The Company has elected to be taxed under the provisions of the S-Corporation Act of the Internal Revenue Code and similar provisions of Minnesota law.  Under those provisions the Company does not pay federal or state corporate taxes on its income.  Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company's taxable income.

Under Section 7519 of the Internal Revenue Code, the Company is required to make income tax deposits to maintain its fiscal year end for the amount of deferred income from October 1 through December 31.  For the years ended September 30, 2016 and 2015, the amount on deposit was $109,693 and $64,979, respectively.
8

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015
(Continued)

1. Summary of Significant Accounting Policies (continued)

Subsequent Events - The Company has evaluated subsequent events through December 7, 2016, which is the date the financial statements were available to be issued.

Accounting Standards Not Yet Adopted - Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers, as revised by ASU No. 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, will be effective for the Company for the year ending September 30, 2020.  This standard update requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects consideration to which the entity expects to be entitled in exchange for those goods or services.  The Company has not yet determined the effect this ASU will have on the Company's financial statements.

2. Line of Credit

The Company has a loan agreement with its bank for advances under a revolving line of credit of up to $4,000,000.  The line is secured by the Company's assets and expires February 28, 2017.  Interest is charged at the prime rate as published by the Wall Street Journal (3.5% at September 30, 2016).  There were no amounts outstanding at September 30, 2016 or 2015.  The line of credit agreement contains working capital, tangible net worth and other customary covenants.

3. Operating Lease and Related Party Transaction

The Company leases its warehouse and sales facilities from a limited liability company related through common control under an agreement expiring March 2019. The lease requires monthly lease payments of $50,000.  The lease agreement allows for an additional five year term.  In addition to the minimum rental payments, the agreement provides the Company pay real estate taxes, utilities, insurance, and maintenance.  Total rent expense (including real estate taxes) under the building operating lease for the years ended September 30, 2016 and 2015 was $719,858 and $718,579, respectively.

Future minimum obligations, not including real estate taxes, utilities, insurance or maintenance for the years ending September 30 are as follows:

Year
2017	$600,000
2018	600,000
2019	300,000

$1,500,000

9

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015
(Continued)

4. Profit Sharing and 401(k) Plans

The Company has a profit sharing plan covering all employees who meet the Plan's eligibility requirements.  Contributions are made at the discretion of the management. No contributions were made for the years ended September 30, 2016 or 2015.

The Company also has a 401(k) plan for all eligible employees.  The Company will match employee contributions up to 5% of eligible compensation.  Employees are allowed to contribute up to 75% of compensation to the plan.  For the years ended September 30, 2016 and 2015, employer contributions were $217,031 and $243,630, respectively.

5. Concentrations

The Company maintains checking balances at two banks in the Minneapolis area.  Accounts at the institutions are insured by the Federal Deposit Insurance Corporation up to $250,000.  At September 30, 2016, the Company's uninsured cash and deposit balances totaled approximately $1,880,000.

The Company has concentrations of credit risk as a result of sales to two significant customers.  During the year ended September 30, 2016, these customers represented approximately 30% of total sales and 21% of total receivables at year end.  During the year ended September 30, 2015, these customers represented approximately 29% of total sales and 20% of total receivables at year end.

The Company has concentrations as a result of purchases from one major vendor for the year ended September 30, 2016 and two major vendors for the year ended September 30, 2015.  Purchases from these vendors as a percentage of total purchases for the years ended September 30, 2016 and 2015 represented approximately 10% and 26%, respectively.  These customers represented approximately 1% or less of accounts payable for each of the years ended September 30, 2016 and 2015.

6. Income Tax

Management has evaluated the Company's tax positions for all open tax years.  Currently, the 2013, 2014 and 2015 tax years are open and subject to examination by the Internal Revenue Service, Iowa Department of Revenue, North Dakota Department of Revenue and Minnesota Department of Revenue.  However, the Company is not currently under audit nor has the Company been contacted by any of these jurisdictions.

Based on the evaluation of the Company's tax positions, management believes all positions taken would be upheld under an examination.  Therefore, no provision for the effects of uncertain tax positions has been recorded for the year ended September 30, 2016.
10

BIRD & CRONIN, INC.

FINANCIAL STATEMENTS

JUNE 30, 2017 AND 2016

BIRD & CRONIN, INC.

CONTENTS

JUNE 30, 2017 AND 2016

Page

INDEPENDENT ACCOUNTANT'S REVIEW REPORT	1

FINANCIAL STATEMENTS
Balance Sheets	2-3
Statements of Income	4
Statements of Retained Earnings	5
Statements of Cash Flows	6
Notes to Financial Statements	7- 10

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

Board of Directors and Management
Bird & Cronin, Inc.
Eagan, Minnesota

We have reviewed the accompanying financial statements of Bird & Cronin, Inc. (an S Corporation), which comprise the balance sheets as of June 30, 2017 and 2016 and the related statements of income, retained earnings, and cash flows for the nine months then ended, and the related notes to the financial statements.  A review includes primarily applying analytical procedures to management's financial data and making inquiries of management.  A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole.  Accordingly, we do not express such an opinion.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Accountant's Responsibility

Our responsibility is to conduct the review engagement in accordance with the Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA.  Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America.  We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant's Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As more fully described in Note 7 to the financial statements, subsequent to issuance of the Company June 30, 2017 financial statements and our review report thereon, dated September 13, 2017, we became aware that those financial statements overstated certain inventory purchases and accounts payable.  In our original report, we concluded that we were not aware of any material modifications that should be made to the financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America. Our conclusion on the accompanying revised financial statements remains unchanged.

/s/ CUMMINGS, KEEGAN & CO., P.L.L.P.

September 13, 2017 (except for Note 7, as to which the date is October 5, 2017)
St. Louis Park, Minnesota
1

BIRD & CRONIN, INC.

BALANCE SHEETS
JUNE 30, 2017 AND 2016

ASSETS

	2017		2016
Current assets
Cash and cash equivalents		$1,365,175		$2,081,567
Accounts receivable, trade	2,115,957		2,013,202
Less allowance for rebates	(157,030)		(164,016)
Less allowance for
doubtful accounts	(8,000)	1,950,927	(8,000)	1,841,186
Inventories:
Finished goods	2,304,717		2,174,101
Raw materials	3,265,465	5,570,182	2,539,356	4,713,457
Prepaid expenses		10,033		80,194

Total current assets		8,896,317		8,716,404

Property and equipment
Furniture and equipment		3,005,988		2,983,202
Leasehold improvements		741,458		741,458
		3,747,446		3,724,660
Less accumulated depreciation		(2,860,064)		(2,778,576)

Property and equipment - net		887,382		946,084

Other assets
Federal tax deposit to retain fiscal year		227,358		64,979

Total other assets		227,358		64,979

Total assets		$10,011,057		$9,727,467

2

BIRD & CRONIN, INC.

BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS' EQUITY

	2017	2016
Current liabilities
Accounts payable - trade	$948,868	$1,047,801
Accrued salaries and vacation	210,488	113,160

Total current liabilities	1,159,356	1,160,961

Stockholders' equity
Common stock, stated value $50 per share, 2,500 shares authorized, 217.5 shares issued and outstanding - stated value	10,875	10,875
Capital paid in excess of stated value	46,278	46,278
Retained earnings	8,794,548	8,509,353

Total stockholders' equity	8,851,701	8,566,506

Total liabilities and stockholders' equity	$10,011,057	$9,727,467

See Independent Accountant's Review Report and Notes to Financial Statements.

3

BIRD & CRONIN, INC.

STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED JUNE 30, 2017 AND 2016

	2017		2016
		% of		% of
	Amount	Sales	Amount	Sales

Sales - net	$17,923,262	100.0%	$17,659,221	100.0%

Cost of sales	11,342,431	62.9	11,337,934	64.1

Gross profit	6,580,831	37.1	6,321,287	35.9

Operating expenses
Selling	1,514,024	8.4	1,731,497	9.8
General and administrative	3,663,440	20.4	3,235,283	18.3

Total operating expenses	5,177,464	28.8	4,966,780	28.1

	1,403,367	8.3	1,354,507	7.8

Other income
Gain on sale of assets	100	-	200	-
Interest income	3	-	-	-

Total other income	103	-	200	-

Other expenses
Bonuses	-	-	14,583	0.1
Interest	-	-	53	-

Total other expenses	-	-	14,636	0.1

Net income	$1,403,470	8.3%	$1,340,071	7.7%

See Independent Accountant's Review Report and Notes to Financial Statements.
4

BIRD & CRONIN, INC.

STATEMENTS OF RETAINED EARNINGS
FOR THE NINE MONTHS ENDED JUNE 30, 2017 AND 2016

		Capital Paid
	Common	In Excess of	Retained
	Stock	Stated Value	Earnings

Balance - October 1, 2015	$10,875	$46,278	$8,349,282

Add: net income for the nine months ended June 30, 2016	-	-	1,340,071

Less: distributions	-	-	(1,180,000)

Balance - June 30, 2016	$10,875	$46,278	$8,509,353

Balance - October 1, 2016	$10,875	$46,278	$8,626,328

Add: net income for the nine months ended June 30, 2017	-	-	1,403,470

Less: distributions	-	-	(1,235,250)

Balance - June 30, 2017	$10,875	$46,278	$8,794,548

See Independent Accountant's Review Report and Notes to Financial Statements.
5

BIRD & CRONIN, INC.

STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JUNE 30, 2017 AND 2016

	2017	2016

Cash flows from operating activities:
Net income	$1,403,470	$1,340,071
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	99,605	119,095
Net gain on sale of assets	(100)	(200)
Net change in assets and liabilities:
Accounts receivable	145,453	217,792
Inventories	(1,198,752)	(947,067)
Prepaid expenses and other assets	(6,643)	82,459
Accounts payable	125,000	528,120
Accrued salaries and vacation	(180,911)	(116,787)

Net cash provided by operating activities	387,122	1,223,483

Cash flows from investing activities:
Proceeds from sale of assets	100	200
Capital expenditures	(76,290)	(7,040)

Net cash used in investing activities	(76,190)	(6,840)

Cash flows from financing activities:
Distributions to stockholders	(1,235,250)	(1,180,000)

Net cash used in financing activities	(1,235,250)	(1,180,000)

Net increase (decrease) in cash and cash equivalents	(924,318)	36,643

Cash and cash equivalents at beginning of year	2,289,493	2,044,924

Cash and cash equivalents at end of year	$1,365,175	$2,081,567

See Independent Accountant's Review Report and Notes to Financial Statements.

6

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 AND 2016

1.   Summary of Significant Accounting Policies

Nature of Business - Bird & Cronin, Inc. (the "Company") manufactures and sells medical supplies and equipment on credit terms to medical and health care facilities throughout the United States and Canada.

Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Customer Accounts Receivable - Customer accounts receivable is stated at the amount management expects to collect from outstanding balances.  Management provides for probable uncollectible amounts and estimated rebates and returns through charges to earnings and credits to valuation allowances based on its assessment of the current status of individual accounts and estimates of sales levels.  Balances that are still outstanding after management has used reasonable collection efforts are written off.  There were no accounts receivable balances over 90 days old for either of the nine months ended June 30, 2017 and 2016.

Inventories - Inventories are valued at the lower of cost (weighted average) or market, and consist of raw materials and finished goods.  Work in process is insignificant and is included in raw materials.

Property and Equipment - Property and equipment, including significant renewals and betterments, are capitalized at cost.  The costs of property, equipment and leasehold improvements are depreciated over the estimated useful lives of the related assets.  Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets.

When property and equipment is sold or retired, its cost and related accumulated depreciation allowance are removed from the accounts and any gain or loss from disposition is reflected in income.  Maintenance and repairs are charged to operations when incurred.

The estimated useful lives of the various classifications of property and equipment are as follows:

Classification of Assets	Estimated Useful Lives
Furniture and equipment	3-10 years
Leasehold improvements	7-40 years

Depreciation expense for the nine months ended June 30, 2017 and 2016 was $99,605 and $119,095, respectively.
7

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 AND 2016

1. Summary of Significant Accounting Policies (continued)

Accumulated depreciation for the periods ended June 30, 2017 and 2016, by category, is as follows:

	2017	2016
Classification of Assets
Furniture and equipment	$2,498,156	$2,437,681
Leasehold improvements	361,908	340,895

Total	$2,860,064	$2,778,576

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions.  These estimates and assumptions affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from their estimates.

Shipping and Handling - The Company includes shipping and handling costs in cost of sales.

Advertising Costs - Advertising costs consist of general advertising costs which are expensed as incurred and printing of catalogs and product information which are expensed as the supply is used.  Prepaid advertising costs included in prepaid expenses were $4,207 and $6,072 as of June 30, 2017 and 2016, respectively, and advertising expense was $17,463 and $21,990 for the nine months ended June 30, 2017 and 2016, respectively.

Revenue Recognition - Sales are recognized when products are shipped to customers and includes amounts billed to customers for shipping.

Sales Tax - The Company excludes from its revenues all sales taxes assessed to its customers.  Sales taxes assessed on sales are recorded as accrued liabilities until remitted to state agencies.

Income Taxes - The Company has elected to be taxed under the provisions of the S-Corporation Act of the Internal Revenue Code and similar provisions of Minnesota law.  Under those provisions the Company does not pay federal or state corporate taxes on its income.  Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company's taxable income.

Under Section 7519 of the Internal Revenue Code, the Company is required to make income tax deposits to maintain its fiscal year end for the amount of deferred income from October 1 through December 31.  For the periods ended June 30, 2017 and 2016, the amount on deposit was $227,358 and $64,979, respectively.
8

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 AND 2016

1. Summary of Significant Accounting Policies (continued)

Subsequent Events - The Company has evaluated subsequent events through September 13, 2017, which is the date the financial statements were available to be issued.

Accounting Standards Not Yet Adopted - Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers, as revised by ASU No. 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, will be effective for the Company for the year ending September 30, 2020.  This standard update requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects consideration to which the entity expects to be entitled in exchange for those goods or services.  The Company has not yet determined the effect this ASU will have on the Company's financial statements.

2. Line of Credit

The Company had a loan agreement with its bank for advances under a revolving line of credit of up to $4,000,000.  During the nine months ended June 30, 2017 this was amended to $1,000,000.  The line is secured by the Company's assets and expires February 28, 2018.  Interest is charged at the prime rate as published by the Wall Street Journal (4.25% at June 30, 2017).  There were no amounts outstanding at June 30, 2017 or 2016.  The line of credit agreement contains working capital, tangible net worth and other customary covenants.

3. Operating Lease and Related Party Transaction

The Company leases its warehouse and sales facilities from a limited liability company related through common control under an agreement expiring March 2019. The lease requires monthly lease payments of $50,000.  The lease agreement allows for an additional five year term.  In addition to the minimum rental payments, the agreement provides the Company pay real estate taxes, utilities, insurance, and maintenance.  Total rent expense (including real estate taxes) under the building operating lease for the nine months ended June 30, 2017 and 2016 was $566,839 and $570,158, respectively.

Future minimum obligations, not including real estate taxes, utilities, insurance or maintenance for the years ending June 30 are as follows:

2018	$600,000
2019	450,000

$1,050,000

9

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 AND 2016

4. Profit Sharing and 401(k) Plans

The Company has a profit sharing plan covering all employees who meet the Plan's eligibility requirements.  Contributions are made at the discretion of the management. No contributions were made for the nine months ended June 30, 2017 or 2016.

The Company also has a 401(k) plan for all eligible employees.  The Company will match employee contributions up to 5% of eligible compensation.  Employees are allowed to contribute up to 75% of compensation to the plan.  For the nine months ended June 30, 2017 and 2016, employer contributions were $163,501 and $167,709, respectively.

5. Concentrations

The Company maintains checking balances at two banks in the Minneapolis area.  Accounts at the institutions are insured by the Federal Deposit Insurance Corporation up to $250,000.  At June 30, 2017, the Company's uninsured cash and deposit balances totaled approximately $1,192,000.

The Company has concentrations of credit risk as a result of sales to two significant customers.  These customers represented approximately 31% of total sales and 19% of total receivables for each of the nine months ended June 30, 2017 and 2016.

The Company has concentrations as a result of purchases from one major vendor which represented approximately 1% or less of accounts payable for each of the nine months ended June 30, 2017 and 2016. Purchases from these vendors as a percentage of total purchases for the periods ended June 30, 2017 and 2016 represented approximately 24% and 10%, respectively.

6. Income Tax

Management has evaluated the Company's tax positions for all open tax years.  Currently, the 2013, 2014 and 2015 tax years are open and subject to examination by the Internal Revenue Service, Iowa Department of Revenue, North Dakota Department of Revenue and Minnesota Department of Revenue.  However, the Company is not currently under audit nor has the Company been contacted by any of these jurisdictions.

Based on the evaluation of the Company's tax positions, management believes all positions taken would be upheld under an examination.  Therefore, no provision for the effects of uncertain tax positions has been recorded for the period ended June 30, 2017.

7. Restatement

Our financial statements issued on September 13, 2017 overstated inventory and accounts payable on the Balance Sheet by $491,589 each.  These reissued financial statements have corrected this error.  The error has no impact on the Statement of Income or Statement of Retained Earnings.

10

ATTACHMENT D

PROFORMA FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
On September 26, 2017, Dynatronics Corporation ("Dynatronics" or the "Company") entered into an agreement (the "Asset Purchase Agreement") to acquire substantially all the assets of Bird & Cronin, Inc. ("Cronin"). At the time of Closing (the "Closing") on October 2, 2017, the purchase price for the Company's acquisition of Cronin's assets (the "Acquisition") totals approximately $15,500,000 with the final purchase price subject to adjustments as the result of an $1,000,000 earn-out provision and as may otherwise be required by the Asset Purchase Agreement and indemnification claims, if any (the "Purchase Price").
The following Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended June 30, 2017, combine the historical consolidated statements of operations of Dynatronics and Cronin for those periods, giving effect to the Acquisition as if it had been consummated on July 1, 2016, the beginning of the full year period presented. The following Unaudited Pro Forma Condensed Combined Balance Sheet combines the consolidated balance sheets of Dynatronics and Cronin, giving effect to the Acquisition as if it had been consummated on June 30, 2017.
The Unaudited Pro Forma Condensed Combined Financial Statements were prepared using the acquisition method of accounting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 805, Business Combinations, with Dynatronics considered as the accounting acquirer and Cronin as the accounting acquiree. Accordingly, consideration paid by Dynatronics to complete the Acquisition will be allocated to identifiable assets and liabilities of Cronin based on their estimated fair values as of the closing date of the Acquisition.
As of the date of this Form 8-K filing to which these Pro Forma Condensed Combined Financial Statements are attached (the "Form 8-K"), Dynatronics has not completed the detailed valuation analysis necessary to arrive at the required estimates of the fair value of Cronin's assets acquired and the liabilities assumed and the related allocations of purchase price, nor has it identified all adjustments necessary to conform Cronin's accounting policies to Dynatronics' accounting policies. A final determination of the fair value of Cronin's assets and liabilities, including intangible assets with both indefinite or definite lives, will be based on the actual net tangible and intangible assets and liabilities of Cronin that existed as of the closing date of the Acquisition and, therefore, cannot be made prior to the preparation of the financial statements of Cronin after Closing. As a result of the foregoing, the pro forma adjustments are preliminary and are subject to change as additional information becomes available and as additional analyses are performed. Dynatronics has prepared preliminary estimates of the fair value of Cronin's assets and liabilities based on discussions with Cronin's management, preliminary valuation analyses and due diligence which are reflected in the Unaudited Pro Forma Condensed Combined Financial Statements. Any increases or decreases in the fair value of relevant balance sheet amounts upon completion of the final valuations will result in differences from the Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations and these differences may be material.
Assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial information (the "pro forma adjustments") are described in the accompanying notes. The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) with respect to the Unaudited Pro Forma Condensed Combined Statement of Operations, expected to have a continuing impact on the combined results following the Acquisition. The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the Acquisition occurred on the date indicated. Further, the unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of the combined company following the Acquisition.
1

These Unaudited Pro Forma Condensed Combined Financial Statements have been derived from, and should be read in conjunction with:

•	The audited consolidated financial statements of Dynatronics as of and for the year ended June 30, 2017, as contained on Form 10-K filed on September 27, 2017;

•
The audited financial statements of Cronin as of and for the years ended September 30, 2016 and 2015, and the unaudited financial statements of Cronin as of and for the nine-months ended June 30, 2017 and 2016, attached as an exhibit to this Form 8-K of Dynatronics filed on October 6, 2017.

The Unaudited Pro Forma Condensed Combined Financial Statements do not reflect the costs of any integration activities or any future cost savings from combined operations pursuant to the Acquisition. Although Dynatronics believes that there will be integration costs and that cost savings will be realized following the Acquisition, there can be no assurance that these costs savings will be achieved in full or at all. In addition, the Unaudited Pro Forma Condensed Combined Statements of Operations do not include other one-time costs directly attributable to the Acquisition or professional fees incurred by Dynatronics or Cronin pursuant to provisions contained in the Asset Purchase Agreement as those costs are not considered part of the purchase price nor are they expected to have a continuing impact on the combined company.
To effect this transaction the sellers received, or may receive at a future date, 1,581,935 shares of Series D 6% Non-Voting Convertible Preferred Stock ("Series D Preferred") valued at $4,000,000 and approximately $11,500,000 in cash, with approximately $4,900,000 of the cash provided from a loan facility and approximately $7,000,000 ($6,600,000, net of issuance costs) provided through the issuance of 2,800,000 units, with each unit comprised of one share of Series C 6% Non-Voting Convertible Preferred Stock ("Series C Preferred") and 0.5 warrants to purchase shares of Common Stock (a total of 2,800,000 shares of Series C Preferred and 1,400,000 warrants to purchase shares of Common Stock).
2

Dynatronics Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
Year Ended June 30, 2017

	Historical Cronin (2)	Historical Dynatronics	Acquisition & Financing Adjustments (1)	Note References		Pro Forma Combined
Net sales	$24,269,347	$35,758,330	$-			$60,027,677
Cost of sales	15,361,954	24,249,832	-			39,611,786
Gross profit	8,907,393	11,508,498	-			20,415,891
Operating Expenses
Selling, general and administrative	6,695,206	12,101,539	380,000	6a, 6i, 6	k	19,176,745
Research and development	-	1,081,373	-			1,081,373
Depreciation	81,894	-	-			81,894
Total operating expenses	6,777,100	13,182,912	380,000			20,340,012
Operating Income (Loss)	2,130,293	(1,674,414)	(380,000)			75,879
Other Income (Expense)
Interest expense	-	(277,630)	(170,000)	6	b	(447,630)
Interest income	-	508	-			508
Other, net	151	85,141	-			85,292
Total other income (expense), net	151	(191,981)	(170,000)			(361,830)
Income (Loss) Before Income Taxes	2,130,444	(1,866,395)	(550,000)			(285,951)
Income tax expense	-	-	-	6	c	-
Net Income (Loss)	2,130,444	(1,866,395)	(550,000)			(285,951)
Deemed preferred stock dividends	-	(1,944,223)	(530,000)	6	d	(2,474,223)
Stock and cash dividends	-	(482,510)	(110,000)	6	e	(592,510)
Net Income (Loss) Attributable to Common Stockholders	$2,130,444	$(4,293,128)	$(1,190,000)			$(3,352,684)
Earnings (Loss) per Share-Basic		$(1.36)		6	f	$(0.44)
Earnings (Loss) per Share-Diluted		$(1.36)		6	f	$(0.44)
Weighted Average Shares Outstanding-Basic		3,152,425	4,381,935	6	f	7,534,360
Weighted Average Shares Outstanding-Diluted		3,152,425	4,381,935	6	f	7,534,360

(1)	See Note 6 to the Unaudited Pro Forma Condensed Combined Financial Statements
(2)	See Note 7 to the Unaudited Pro Forma Condensed Combined Financial Statements

3

Dynatronics Corporation
Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2017

	Historical Cronin	Historical Dynatronics	Acquisition & Financing Adjustments (1)	Note References		Pro Forma Combined
Assets:
Cash and cash equivalents	$1,365,175	$254,705	$(1,365,175)	6	g	$254,705
Accounts receivable, net	1,950,927	5,281,348	-			7,232,275
Other receivables	-	33,388	-			33,388
Inventories, net	5,570,182	7,397,682	-			12,967,864
Prepaid expenses and other	10,033	503,800	-			513,833
Total current assets	8,896,317	13,470,923	(1,365,175)			21,002,065
Property and equipment, net	887,382	4,973,477	-			5,860,859
Intangible assets, net	-	2,754,118	4,000,000	6	a	6,754,118
Goodwill	-	4,302,486	4,013,474	5		8,315,960
Other assets	227,358	562,873	-			790,231
Total assets	$10,011,057	$26,063,877	$6,648,299			$42,723,233

Liabilities and Stockholders' Equity:
Liabilities:
Accounts payable	948,868	2,334,563	-			3,283,431
Accrued payroll and benefits expense	-	1,472,773	-			1,472,773
Accrued expenses	210,488	656,839	-			867,327
Income tax payable	-	8,438	-			8,438
Warranty reserve	-	202,000	-			202,000
Line of Credit	-	2,171,935	4,900,000	6	b	7,071,935
Current portion of acquisition holdback	-	294,744	-			294,744
Current portion of long-term debt	-	151,808	-			151,808
Current portion of capital leases	-	193,818	-			193,818
Current portion of deferred gain	-	150,448	-			150,448
Total current liabilities	1,159,356	7,637,366	4,900,000			13,696,722
Long-term debt, net of current portion	-	461,806	-			461,806
Capital lease, net of current portion	-	3,087,729	-			3,087,729
Deferred gain, net of current portion	-	1,680,001	-			1,680,001
Acquisition holdback, net of current portion		750,000	-			750,000
Deferred rent	-	122,585	-			122,585
Total liabilities	1,159,356	13,739,487	4,900,000			19,798,843

Commitments and Contingencies

Stockholders' Equity:
Preferred stock	-	8,501,295	10,600,000	6	j	19,101,295
Common stock	10,875	11,838,022	(10,875)	6	j	11,838,022
Additional paid-in capital	46,278	-	(46,278)	6	j	-
Retained Earnings/(Accumulated deficit)	8,794,548	(8,014,927)	(8,794,548)	6	j	(8,014,927)
Total equity	8,851,701	12,324,390	1,748,299			22,924,390
Total liabilities and equity	$10,011,057	$26,063,877	$6,648,299			$42,723,233

(1)	See Notes 5 and 6 to the Unaudited Pro Forma Condensed Combined Financial Statements

4

Dynatronics Corporation
Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)
Note 1 - Description of Acquisition
On September 26, 2017, Dynatronics Corporation ("Dynatronics" or the "Company") entered into an agreement (the "Asset Purchase Agreement") to acquire substantially all the assets of Bird & Cronin, Inc. ("Cronin"). At the time of closing (the "Closing") on October 2, 2017, the purchase price for the Company's acquisition of Cronin's assets (the "Acquisition") totals approximately $15,500,000, with the final purchase price subject to adjustments as the result of an $1,000,000 earn-out provision and as may otherwise be required by the Asset Purchase Agreement and indemnification claims, if any (the "Purchase Price").
Note 2 - Basis of Presentation
The Unaudited Pro Forma Condensed Combined Financial Statements are prepared in accordance with Article 8, rule 8-05, of the Securities and Exchange Commission Regulation S-X. The historical financial information has been adjusted to give effect to the transactions that are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) with respect to the Unaudited Pro Forma Condensed Combined Statements of Operations, expected to have a continuing impact on the operating results of the combined company. The historical information of Dynatronics and Cronin is presented in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"), except that it does not contain all of the note disclosures normally required by U.S. GAAP.
Note 3 - Reclassifications and Conforming Accounting Policies and Classifications

Following the Acquisition, Dynatronics will conduct a review of Cronin's accounting policies in an effort to determine if any differences require reclassification of Cronin's results of operations or reclassification of assets or liabilities to conform to Dynatronics' accounting policies and classifications. As a result of that review, Dynatronics may identify differences between the accounting policies and classifications of the two companies that, when conformed, could have a material impact on these Unaudited Pro Forma Condensed Combined Financial Statements. At this time Dynatronics is not aware of any differences that would have a material impact on the Unaudited Pro Forma Condensed Combined Financial Statements.
Note 4 - Calculation of Preliminary Estimated Purchase Price and Transaction Financing
To effect this transaction the sellers received, or may receive at a future date, 1,581,935 shares of Series D Preferred valued at $4,000,000 and approximately $11,500,000 in cash, with approximately $4,900,000 of the cash provided from a loan facility and approximately $7,000,000 ($6,600,000, net of issuance costs) provided through the issuance of 2,800,000 units, with each unit comprised of one share of Series C Preferred and 0.5 warrants to purchase shares of Common Stock (a total of 2,800,000 shares of Series C Preferred and 1,400,000 warrants to purchase shares of Common Stock).
Note 5 - Preliminary Estimated Purchase Price Allocation
Under the acquisition method of accounting, the total purchase price, which equals fair value, is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values as of the date of the acquisition. Dynatronics has performed a preliminary estimate of the fair market value of Cronin's tangible and intangible assets and liabilities.
The table below represents management's preliminary estimated fair value allocation of the total estimated consideration to Cronin's tangible and intangible assets and liabilities as of June 30, 2017:

Total consideration	$15,500,000
Tangible net assets acquired	(7,486,526)
Identifiable intangible assets acquired	(4,000,000)
Consideration allocated to goodwill	$4,013,474
5

Dynatronics Corporation
Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)
Note 5 - Preliminary Estimated Purchase Price Allocation (Continued)
This preliminary estimated purchase price allocation has been used to prepare pro forma adjustments in these Unaudited Pro Forma Condensed Combined Financial Statements. Upon completion of the fair value assessment after the Closing, it is anticipated that the final purchase price allocation will differ from the preliminary assessment outlined above. Any changes to the initial estimates of the fair value of assets and liabilities that are made within the measurement period, which will not exceed one year from the Closing, will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.
Note 6 - Pro Forma Adjustments
The Unaudited Pro Forma Condensed Combined Statements of Operations do not include any material non-recurring charges directly attributable to the Acquisition that will arise in subsequent periods. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements do not reflect the costs of any integration activities including any benefits that may result from realization of future cost savings from operating efficiencies or revenue synergies expected to result from the Acquisition. The Unaudited Pro Forma Condensed Combined Financial Statements reflect the following adjustments:

 (a) Tangible and Intangible Assets – Fair Value Adjustments
The preliminary valuation identified that the total fair value for the property and equipment acquired approximated Cronin's net carrying value, at cost less accumulated depreciation, at June 30, 2017. As a result, no pro forma fair value increase or decrease to property and equipment or depreciation expense was assumed as of and for the year ended June 30, 2017.
The preliminary valuation identified intangible assets consisting of customer relationships, covenant not to compete and trademarks/tradenames. The fair value of acquired intangible assets was estimated by management at $4,000,000. The calculation of these fair values is preliminary and subject to change. The following table summarizes the estimated fair values of Cronin's identifiable intangible assets and their estimated useful lives and uses a straight-line method of amortization as of and for the year ended June 30, 2017:

	Estimated Fair Value	Estimated Useful Life in Years	Amortization Expense for the Year Ended June 30, 2017
Customer relationships	$2,800,000	10	$280,000
Covenant not to compete	500,000	5	100,000
Trademarks/tradenames	700,000	10	70,000
Pro forma adjustments to intangible assets	$4,000,000		$450,000

 (b) Debt and Interest Expense
The Loan Facility provides approximately $4,900,000 to partially finance the transaction, which is reflected as an adjustment to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2017.

The Loan Facility is expected to bear interest at approximately 3.47%.

The Unaudited Pro Forma Condensed Combined Statements of Operations reflect an adjustment to interest expense related to the Loan Facility for year ended June 30, 2017, of approximately $170,000.
6

Dynatronics Corporation
Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)

 (c) Income Tax Expense/Benefit
Prior to the Acquisition, Cronin was not required to provide for income taxes as it was treated as a pass-through entity for U.S. federal and state income tax purposes. Federal and state income taxes were assessed at the owner level and each owner was liable for its own tax payments. The Pro Forma Unaudited Statement of Operations do not reflect an adjustment to income tax expense/benefit for year ended June 30, 2017, because the combined operations generated a loss. No deferred income tax asset is recorded because the accounting criteria to record such assets has not been met.

 (d) Deemed Preferred Stock Dividend Associated with Beneficial Conversion Feature

Reflects deemed dividends associated with the issuance of the Series C Preferred and Series D Preferred with a combined beneficial conversion feature of approximately $530,000 for the year ended June 30, 2017.

 (e) Preferred Stock Dividends paid in Common Stock
Reflects preferred stock dividends paid in cash with respect to the Series C Preferred and Series D Preferred of approximately $110,000 for the year ended June 30, 2017 reflecting required dividends for the estimated two month period from issuance of the preferred stock to conversion to Common Stock which will occur automatically upon voter approval.

 (f) Loss Per Share
Reflects an adjustment to increase basic and diluted weighted average shares in connection with the issuance of 4,381,935 shares of Series C Preferred and Series D Preferred as part of the transaction. While the preferred shares would be anti-dilutive, they are included because the Company expects them to automatically convert to Common Stock upon shareholder approval in approximately two months from the time of issuance.  Common Stock warrants issued as part of the offering are not included as they would be anti-dilutive.

 (g) Cash

Represents adjustments to cash to reflect estimated cash receipts and payments related to the Acquisition as of June 30, 2017, as follows:
Receipts:
Issuance of debt	$4,900,000
Issuance of preferred stock, net of issuance costs	6,600,000
Payments:
Distribution of Cash on hand to Seller	(1,365,175)
Cash consideration for acquisition	(11,500,000)
Net pro forma adjustments to cash and cash equivalents	$(1,365,175)
 (h) Building and Lease Expense
The Company entered into a lease agreement for the building and related improvements that includes a lease cost that approximates the lease expense included in the Cronin Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2017.
 (i) Transaction Expenses
Reflects an adjustment of approximately $70,000 to remove transaction expenses recorded for the year ended June 30, 2017.
7

Dynatronics Corporation
Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)

(j) Stockholders' Equity
Reflects the issuance of approximately $6,600,000 of Series C Preferred (net of issuance costs) and $4,000,000 of Series D Preferred.  Additionally, reflects the elimination of the historical Common Stock and retained earnings of Cronin of $57,153 and $8,794,548, respectively, as of June 30, 2017.

 (k) Summary of Pro Forma Adjustments Affecting Selling, General and Administrative Expenses

The table below summarizes all the pro forma entries, outlined above, that affect selling, general and administrative expenses for year ended June 30, 2017:

Selling, General and Administrative Expenses	Year Ended June 30, 2017
Add:
Amortization Expense	$450,000
Remove:
Transaction Related Expense	(70,000)
Net pro forma adjustments to selling, general and administrative expenses	$380,000

Note 7 - Basis of the Cronin Statements of Operations within the Unaudited Pro Forma Condensed Combined Financial Statements
For the purposes of the Unaudited Pro Forma Condensed Consolidated Financial Statements, information for Cronin has been obtained from the unaudited financial statements of Cronin for the nine-months ended June 30, 2017, and the unaudited financial statements of Cronin for the three months ended September 30, 2016. Cronin's unaudited statement of operations for the year ended June 30, 2017, has been constructed as follows:

	Three Months Ended September 30, 2016	Nine Months Ended June 30, 2017	Year Ended June 30, 2017
	(a)	(b)	(a) + (b)
Net sales	$6,346,084	$17,923,263	$24,269,347
Cost of sales	4,019,522	11,342,432	15,361,954
Gross profit	2,326,562	6,580,831	8,907,393
Operating Expenses
Selling, general and administrative	1,577,078	5,118,128	6,695,206
Research and development	-	-	-
Depreciation	22,559	59,335	81,894
Total operating expense	1,599,637	5,177,463	6,777,100
Operating Income	726,925	1,403,368	2,130,293
Other Income	48	103	151
Income Before Income Taxes	726,973	1,403,471	2,130,444
Income tax expense	-	-	-
Net Income	$726,973	$1,403,471	$2,130,444

8

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

1. Election of Directors

**Nominees**

01 Kelvyn H. Cullimore, Jr    02 R. Scott Ward, PhD    03 Scott A. Klosterman

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | | Signature (Joint Owners) | Date |
|---|---|---|---|---|

0000346125_1 R1.0.1.17

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

**DYNATRONICS CORPORATION**
**Annual Meeting of Shareholders**
**November 29, 2017 3:00 PM MT**
**This proxy is solicited by the Board of Directors**

The shareholder(s) hereby appoint Kelvyn H. Cullimore Jr. and David A. Wirthlin, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of DYNATRONICS CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 3:00 PM, MT on 11/29/2017, at Dynatronics Corporation 7030 Park Centre Dr., Cottonwood Heights, UT 84121, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**

0000346125_2 R1.0.1.17